As filed with the Securities and Exchange Commission on January 9, 2009.
SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
FILE NUMBER 811-21202
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. __)
☑ Filed by the Registrant
☐ Filed by a Party other than the Registrant
Check the appropriate box:
☑ Preliminary Proxy Statement
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
JOHN HANCOCK PREFERRED INCOME FUND II
(Name of Registrant as Specified in Its Charter)
JOHN HANCOCK PREFERRED INCOME FUND II
(Name of Person(s) Filing Proxy Statement)
Payment of filing fee (check the appropriate box):
☐ $125 per Exchange Act Rules 0-11(c) (1) (ii), 14a-6 (i) (1), or 14a-6 (i) (2) or Item 22(a) (2) or schedule 14A (sent by wire transmission).
☐ Fee paid previously with preliminary materials.
☑ No fee required.

John Hancock Preferred Income Fund
John Hancock Preferred Income Fund II
John Hancock Preferred Income Fund III
John Hancock Tax-Advantaged Dividend Income Fund
John Hancock Tax-Advantaged Global Shareholder Yield Fund
February 6, 2009
Dear Fellow Shareholder:
As an investor in one or more of the funds listed above, you are cordially invited to attend the annual shareholder meeting on Tuesday, April 14, 2009, at 10:30 a.m., Eastern Time, to be held at the offices of John Hancock Funds, 601 Congress Street, Boston, Massachusetts 02210-2805.
The enclosed proxy statement sets forth three proposals that you are being asked to vote on. The first proposal, a routine item, concerns the election of trustees. Routine items occur annually and make no fundamental or material changes to a fund’s investment objectives, policies or restrictions, or to the investment management contracts. The other proposals are not considered routine items. All three are summarized below:
Elect your fund’s Board of Trustees
For each fund, the proposal asks shareholders to elect six Trustees to serve until their respective successors are elected and qualified. Your proxy statement includes a brief description of each nominee’s background.
Adopt a new form of investment advisory agreement
You are being asked to approve a new form of Advisory Agreement between each fund and John Hancock Advisers, LLC (the “Adviser”). The purpose of this proposal is to streamline the advisory agreements across the John Hancock Fund Complex, primarily to clarify that the new Agreement covers only investment advisory services. Consistency in operational procedures across the John Hancock Fund Complex will speed processes and minimize transaction error. These benefits contribute to a goal of maintaining, even reducing, operational costs. Restricting the new form of Advisory Agreement to investment advisory services will facilitate the Adviser’s ability to manage those services that are “non-investment” in nature.
The new form of Advisory Agreement will not result in any change in advisory fee rates or the level or quality of advisory services provided to the funds, and is not expected to materially increase the funds’ overall expense ratios. Other details and impacts of this proposal are described in the accompanying proxy statement.
Approve a new subadviser for the Tax-Advantaged Dividend Income Fund
Shareholders of this fund are being asked to approve a new subadvisory agreement between the Adviser and Analytic Investors, Inc., which has been engaged by the Adviser to formulate and implement a covered call options strategy for the fund. The goal is to seek to enhance risk-adjusted returns, reduce overall portfolio volatility and generate tax-advantaged gains for current distributions from options premiums. Subadvisory fees payable to Analytic will be borne by the Adviser, will not be charged to this fund and will not result in higher fees for shareholders.
Your vote is important!
Please complete the enclosed proxy ballot form, sign it and mail it to us immediately. For your convenience, a postage-paid return envelope has been provided. Your prompt response will help avoid the cost of additional mailings at your fund’s expense.

PROXY STATEMENT
PROPOSAL ONE
ELECTION OF TRUSTEES
PROPOSAL TWO
REVISED FORM OF INVESTMENT ADVISORY AGREEMENT
PROPOSAL THREE
APPROVAL OF ANALYTIC INVESTORS, INC. AS SUBADVISER TO JOHN HANCOCK TAX-ADVANTAGED DIVIDEND FUND
MISCELLANEOUS
SHAREHOLDER PROPOSALS
Attachment 1

If you have any questions, please call 1-800-852-0218, Monday through Friday, between 9:00 a.m. and 7:00 p.m., Eastern Time.
Thank you in advance for your prompt action on these very important matters.
Sincerely,
Keith F. Hartstein
Chief Executive Officer

JOHN HANCOCK PREFERRED INCOME FUND
JOHN HANCOCK PREFERRED INCOME FUND II
JOHN HANCOCK PREFERRED INCOME FUND III
JOHN HANCOCK TAX-ADVANTAGED DIVIDEND FUND
JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND
601 Congress Street, Boston, Massachusetts 02210
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on April 14, 2009
This is the formal agenda for your fund’s shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, should you want to attend in person.
To the shareholders of the funds listed above:
A shareholder meeting for each fund will be held at 601 Congress Street, Boston, Massachusetts 02110, on Tuesday, April 14, 2009, at 10:30 a.m., Eastern Time, and shareholders of the funds will consider the following:
(1)	To elect six Trustees to serve until their respective successors are duly elected and qualified (all funds).

(2)	To adopt a new form of investment advisory agreement (all funds).

(3)	To approve Analytic Investors, Inc. as a subadviser to the Tax-Advantaged Dividend Income Fund.

(2)	To transact such other business as may properly come before the meeting or any adjournment of the meeting.
Your Trustees recommend that you vote in favor of the proposals.
Shareholders of record of each fund as of the close of business on January 23, 2009, are entitled to notice of and to vote at the fund’s annual meeting and at any related follow-up meeting. The proxy statement and proxy card are being mailed to shareholders on or about February 6, 2009.
Whether or not you expect to attend the meeting, please complete and return the enclosed proxy in the accompanying envelope. No postage is necessary if mailed in the United States.
By order of the Board of Trustees,
Thomas M. Kinzler
Secretary
February 6, 2009

JOHN HANCOCK PREFERRED INCOME FUND
JOHN HANCOCK PREFERRED INCOME FUND II
JOHN HANCOCK PREFERRED INCOME FUND III
JOHN HANCOCK TAX-ADVANTAGED DIVIDEND FUND
JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND
601 Congress Street, Boston, Massachusetts 02210
ANNUAL MEETING OF SHAREHOLDERS
To Be Held on April 14, 2009
PROXY STATEMENT
This proxy statement contains the information you should know before voting on the proposal described in the notice. Each fund will furnish without charge a copy of its Annual Report and/or Semiannual Report to any shareholder upon request. If you would like a copy of your fund’s report, please send a written request to the attention of the fund at 601 Congress Street, Boston, MA 02210 or call John Hancock Funds at 1-800-892-9552.
This proxy statement is being used by each fund’s Trustees to solicit proxies to be voted at the annual meeting of each fund’s shareholders. The meeting will be held at 601 Congress Street, Boston, Massachusetts, on Tuesday, April 14, 2009, at 10:30 a.m., Eastern Time.
John Hancock Preferred Income Fund (“Preferred Income”)
John Hancock Preferred Income Fund II (“Preferred Income II”)
John Hancock Preferred Income Fund III (“Preferred Income III”)
John Hancock Tax-Advantaged Dividend Income Fund (“Tax-Advantaged Dividend”)
John Hancock Tax-Advantaged Global Shareholder Yield Fund (“Tax—Advantaged Global”)
The following table summarizes which funds are being asked to vote on a particular Proposal.

Proposal	Funds

1	All funds
2	All funds
3	Tax-Advantaged Dividend
If you sign the enclosed proxy card and return it in time to be voted at the meeting, your shares will be voted in accordance with your instructions. Signed proxies with no instructions will be voted FOR the proposal. If you want to revoke your proxy, you may do so before it is exercised at the meeting by filing a written notice of revocation with the fund at 601 Congress Street, Boston, Massachusetts 02210, by returning a signed proxy with a later date before the meeting or, if attending the meeting and voting in person, by notifying your fund’s secretary (without complying with any formalities) at any time before your proxy is voted.
Record Ownership
The Trustees of each fund have fixed the close of business on January 23, 2009 as the record date to determine which shareholders are entitled to vote at the meeting. Shareholders of each fund are entitled to one vote per share on all business of the meeting or any postponement of the meeting relating to their fund. On the record date, the following number of shares of beneficial interest of each fund were outstanding:

Fund	Shares

Preferred Income
Preferred Income II
Preferred Income III
Tax-Advantaged Dividend
Tax-Advantaged Global

The funds’ management does not know of anyone who beneficially owned more than 5% of any fund’s shares outstanding as of the record date, except for                                                              who owned ___% of the shares of                                         . (Beneficial ownership means voting power and/or investment power, which includes the power to dispose of shares.)
Although the annual meetings of the funds are being held jointly and proxies are being solicited through the use of this joint proxy statement, shareholders of each fund will vote separately as to proposals affecting their fund.

PROPOSAL ONE
ELECTION OF TRUSTEES
General
Each fund’s Board of Trustees consists of eleven members. Holders of the shares of each fund are entitled to elect six Trustees at this meeting. Ms. Jackson and Messrs. Ladner, Martin, Moore, Russo, and Vrysen have been designated as subject to election by holders of the shares of each fund.
Each Board of Trustees is divided into three staggered term classes; one class containing three Trustees and two classes containing four Trustees each. The term of one class expires each year, and no term continues for more than three years after the applicable election. Should a Trustee in a class wish to serve an additional term, he or she must stand for re-election. Classifying the Trustees in this manner may prevent replacement of a majority of the Trustees for up to a two-year period.
As of the date of this proxy, each nominee for election, except Mr. Vrysen, currently serves as a Trustee of each fund. Using the enclosed proxy card, you may authorize the proxies to vote your shares for the nominees or you may withhold from the proxies authority to vote your shares for one or more of the nominees. If no contrary instructions are given, the proxies will vote FOR the nominees. Each of the nominees has consented to his or her nomination and has agreed to serve if elected. If, for any reason, any nominee should not be available for election or able to serve as a Trustee, the proxies will exercise their voting power in favor of such substitute nominee, if any, as the funds’ Trustees may designate. The funds have no reason to believe that it will be necessary to designate a substitute nominee.
Proposal One
For each fund, Ms. Jackson and Messrs. Ladner, Martin, Moore, Russo and Vrysen are the current nominees for election by the shareholders.
Vote Required For Proposal One
The vote of a plurality of the votes cast by the shares of a fund is sufficient to elect the nominees to serve as Trustees of that fund.
Each Board recommends that shareholders of each fund vote “FOR” all the nominees in Proposal One.

Information Concerning Trustees
The following table sets forth certain information regarding the nominees for election to the Boards. The table also shows each nominee’s principal occupation or employment and other directorships during the past five years and the number of John Hancock funds overseen by current Trustees. There are currently ten Trustees of each fund, nine of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the funds (“Independent Trustees”). The table also lists the Trustees who are not currently standing for election. The address of each nominee is 601 Congress Street, Boston, Massachusetts 02210-2805.

Name, (Year of
Birth) and			Number of
Position with the	Principal Occupation(s) and	Trustee	John Hancock
Fund	other Directorships during the Past Five Years	Since	Funds Overseen

	NOMINEES STANDING FOR ELECTION TERM TO EXPIRE IN 2012

Charles L. Ladner (1938) Independent Trustee	Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (since 2008); Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas Partners, L.P.(gas distribution) (until 1997); Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association (until 2005).	2002 (A/B) 2003 (C) 2004 (D) 2007 (E)	50

Stanley Martin (1947) Independent Trustee	Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004-2006); Executive Vice President/Consultant, HSBC Bank USA (2000-2003); Chief Financial Officer/Executive Vice President, Republic New York Corporation & Republic National Bank of New York (1998-2000); Partner, KPMG LLP (1971-1998).	2008 (A-E)	50

John A. Moore (1939) Independent Trustee	President and Chief Executive Officer, Institute for Evaluating Health Risks, (nonprofit institution) (until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former Assistant Administrator & Deputy Administrator, Environmental Protection Agency; Principal, Hollyhouse (consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (until 2007).	2002 (A/B) 2003 (C) 2004 (D) 2007 (E)	50

John G. Vrysen* (1955) Nominee	Senior Vice President, Manulife Financial Corporation (“MFC”) (since 2006); Director, Executive Vice President and Chief Operating Officer, the Adviser, The Berkeley Financial Group, LLC (“The Berkeley Group”) (holding company), John Hancock Investment Management Services, LLC (“JHIMS”), and John Hancock Funds, LLC (since 2007); Chief Operating Officer, John Hancock Funds (“JHF”), John Hancock Funds II (“JHF II”), John Hancock Funds III (“JHF III”) and John Hancock Trust (“JHT”) (since 2007), Director, John Hancock Signature Services, Inc. (“Signature Services”) (since 2005); Chief Financial Officer, the Adviser, The Berkeley Group, MFC Global Investment	N/A	N/A

Name, (Year of
Birth) and			Number of
Position with the	Principal Occupation(s) and	Trustee	John Hancock
Fund	other Directorships during the Past Five Years	Since	Funds Overseen

	Management (U.S.) (“MFC Global (U.S.)”), JHIMS, John Hancock Funds, LLC, JHF, JHF II, JHF III and JHT (2005-2007); Vice President, MFC (until 2006).

	NOMINEE STANDING FOR ELECTION TERM TO EXPIRE IN 2010

Deborah C. Jackson (1952) Independent Trustee	Chief Executive Officer, American Red Cross of Massachusetts Bay (since 2002); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Association Corp. (since 1996); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (since 2007).	2008 (A-E)	50

	NOMINEE STANDING FOR ELECTION TERM TO EXPIRE IN 2011

Gregory A. Russo (1949) Independent Trustee	Vice Chairman, Risk & Regulatory Matters, KPMG, LLC (“KPMG”) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002).	2008 (A-E)	21

	TRUSTEES NOT STANDING FOR ELECTION TERM TO EXPIRE IN 2010

James R. Boyle* (1959) Non-Independent Trustee	Executive Vice President, MFC (since 1999); President, John Hancock Variable Life Insurance Company (since 2007); Executive Vice President, John Hancock Life Insurance Company (since 2004); Chairman and Director, the Adviser, The Berkeley Group and John Hancock Funds, LLC (since 2005); Chairman and Director, JHIMS (since 2006); Senior Vice President, The Manufacturers Life Insurance Company (U.S.A.) (until 2004).	2005 (A-C) 2005 (D) 2007 (E)	267

Patti McGill Peterson (1943) Independent Trustee and Chairperson	Principal, PMP Globalinc (consulting) (since 2007); Senior Associate, Institute for Higher Education Policy (since 2007); Executive Director, CIES (international education agency) (until 2007); Vice President, Institute of International Education (until 2007); Senior Fellow, Cornell University Institute of Public Affairs, Cornell University (1997-1998); Former President Wells College, St. Lawrence University and the Association of Colleges and Universities of the State of New York. Director of the following: Niagara Mohawk Power Corporation (until 2003); Security Mutual Life (insurance) (until 1997); ONBANK (until 1993). Trustee of the following: Board of Visitors, The University of Wisconsin, Madison (since 2007); Ford Foundation, International Fellowships Program (until 2007); UNCF, International Development Partnerships (until 2005); Roth Endowment (since 2002); Council for International Educational Exchange (since 2003).	2002 (A/B) 2003 (C) 2004 (D) 2007 (E)	50

Name, (Year of
Birth) and			Number of
Position with the	Principal Occupation(s) and	Trustee	John Hancock
Fund	other Directorships during the Past Five Years	Since	Funds Overseen

Steven R. Pruchansky (1944) Independent Trustee and Vice Chairman	Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (since 2008); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).	2002 (A/B) 2003 (C) 2004 (D) 2007 (E)	50

	TRUSTEES NOT STANDING FOR ELECTION TERM TO EXPIRE IN 2011

James F. Carlin (1940) Independent Trustee	Director and Treasurer, Alpha Analytical Laboratories (chemical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc. (until 2005); Chairman and CEO, Carlin Consolidated, Inc. (management/investments) (since 1987); Trustee, Massachusetts Health and Education Tax Exempt Trust (1993-2003).	2002 (A/B) 2003 (C) 2004 (D) 2007 (E)	50

William H. Cunningham (1944) Independent Trustee	Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies (until 2001); Director of the following: Hicks Acquisition Company 1, Inc. (since 2007); Hire.com (until 2004), STC Broadcasting, Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc.(electronic manufacturing) (since 2001), Adorno/Rogers Technology, Inc. (until 2004), Pinnacle Foods Corporation (until 2003), rateGenius (until 2003), Lincoln National Corporation (insurance) (since 2006), Jefferson-Pilot Corporation (diversified life insurance company) (until 2006), New Century Equity Holdings (formerly Billing Concepts) (until 2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures (until 2001), AskRed.com (until 2001), Southwest Airlines (since 2000), Introgen (manufacturer of biopharmaceuticals) (since 2000) and Viasystems Group, Inc. (electronic manufacturer) (until 2003); Advisory Director, Interactive Bridge, Inc. (college fundraising) (until 2001); Advisory Director, Q Investments (until 2003); Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank — Austin), LIN Television (until 2008), WilTel Communications (until 2003) and Hayes Lemmerz International, Inc. (diversified automotive parts supply company) (since 2003).	2002 (A/B) 2003 (C) 2004 (D) 2007 (E)	50

*	Because each of Mr. Vrysen and Mr. Boyle is a senior executive with the Adviser, each of them is considered an “interested person” (as defined in the 1940 Act) of the funds.

(A)	Preferred Income

(B)	Preferred Income II

(C)	Preferred Income III

(D)	Tax-Advantaged Dividend

(E)	Tax-Advantaged Global

Executive Officers
The following table presents information regarding the current principal officers of the funds who are neither current Trustees nor Nominees. The address of each officer is 601 Congress Street, Boston, Massachusetts 02210-2805.

Name, (Year of
Birth) and	Year
Position with the	Commenced	Principal Occupation(s) and
Fund	Service	other Directorships during Past Five Years

Keith F. Hartstein (1956) President and Chief Executive Officer	2005 (A-D) 2007 (E)	Senior Vice President, MFC (since 2004); Director, President and Chief Executive Officer, JHA, The Berkeley Group, John Hancock Funds, LLC (since 2005); Director, MFC Global (U.S.) (since 2005); Director, Signature Services (since 2005); President and Chief Executive Officer, JHIMS (since 2006); President and Chief Executive Officer, JHF II, JHF III and JHT; Director, Chairman and President, NM Capital Management, Inc. (since 2005); Chairman, Investment Company Institute Sales Force Marketing Committee (since 2003); Director, President and Chief Executive Officer, MFC Global (U.S.) (2005-2006); Executive Vice President, John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler (1955) Secretary and Chief Legal Officer	2006 (A-D) 2007 (E)	Vice President and Counsel for John Hancock Life Insurance Company (U.S.A.) (“JHLICO (U.S.A.)”) (since 2006); Secretary and Chief Legal Officer, JHF, LLC, JHF II, JHF III and JHT (since 2006); Vice President and Associate General Counsel for Massachusetts Mutual Life Insurance Company (1999-2006); Secretary and Chief Legal Counsel for MML Series Investment Fund (2000-2006); Secretary and Chief Legal Counsel for MassMutual Institutional Funds (2000-2004); Secretary and Chief Legal Counsel for MassMutual Select Funds and MassMutual Premier Funds (2004-2006).

Francis V. Knox, Jr. (1947) Chief Compliance Officer	2005 (A-D) 2007 (E)	Vice President and Chief Compliance Officer, JHIMS and MFC Global (U.S.) (since 2005); Chief Compliance Officer, JHF, JHF II, JHF III and JHT (since 2005); and Vice President and Assistant Treasurer, Fidelity Group of Funds (until 2004).

Charles A. Rizzo (1957) Chief Financial Officer	2007 (A-E)	Chief Financial Officer, JHF, JHF II, JHF III and JHT (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005-2007); Vice President, Goldman Sachs (2005-2007); Managing Director and Treasurer of Scudder Funds, Deutsche Asset Management (2003-2005).

Gordon M. Shone (1956) Treasurer	2006 (A-D) 2007 (E)	Treasurer, JHF (since 2006); JHF II, JHF III and JHT (since 2005); Vice President and Chief Financial Officer, JHT (2003-2005); Senior Vice President, JHLICO (U.S.A.) (since 2001); Vice President, JHIMS and JHA (since 2006).

(A)	Preferred Income

(B)	Preferred Income II

(C)	Preferred Income III

(D)	Tax-Advantaged Dividend

(E)	Tax-Advantaged Global

Committees
In 2008, Preferred Income III changed its fiscal year end from May 31 to July 31. Accordingly, information in this proxy statement relating to the most recent fiscal year for this fund will be shown through or as of the end of the fund’s most recently completed fiscal period (July 31, 2008), as well as for the previous full 12-month fiscal year ended May 31, 2008.
During each fund’s most recent fiscal year (and, in the case of Preferred Income III, the fiscal period ended July 31, 2008), the Board had four (4) standing committees: the Audit and Compliance Committee, the Contracts/Operations Committee, the Governance Committee and the Investment Performance Committee. Each Committee was comprised entirely of Independent Trustees. In January 2009, the Board’s committee structure was changed to consist of five (5) standing committees. The following discussion relates to the committee structure that was in place through December 2008. The new committee structure is described below under “Revised Committee Structure.”
Audit and Compliance Committee. All members of this Committee are “independent” under the Revised Listing Rules of the New York Stock Exchange (the “NYSE”), and each member is financially literate with at least one having accounting or financial management expertise. This Committee recommends to the full Board the appointment of the independent registered public accounting firm for each fund, oversees the work of the independent registered public accounting firm in connection with each fund’s audit, communicates with the independent registered public accounting firm and on a regular basis and provides a forum for the independent registered public accounting firm to report and discuss any matters it deems appropriate at any time. The written charter for the Audit Committee (which replaced the Audit and Compliance Committee in January 2009) is included as Attachment 1 to this proxy statement.
The Audit and Compliance Committee reports that it has: (1) reviewed and discussed each fund’s audited financial statements with management; (2) discussed with the independent registered public accounting firm the matters relating to the quality of each fund’s financial reporting as required by SAS 61; (3) received written disclosures and an independence letter from the independent registered public accounting firm required by Independent Standards Board Standard No. 1 and discussed with the independent registered public accounting firm their independence; and (4) based on these discussions, recommended to the Board that each fund’s financial statements be included in each fund’s annual report for the last fiscal year (see Attachment 2).
With respect to Preferred Income and Preferred Income II, the Audit and Compliance Committee met ___(___) times during the fiscal year ended July 31, 2008; with respect to Preferred Income III, this Committee met ___(___) times during the fiscal year ended May 31, 2008 and ___(___) times during the fiscal period ended July 31, 2008; with respect to Tax Advantaged Global, this Committee met ___(___) times during the fiscal year ended October 31, 2008; and with respect to Tax-Advantaged Dividend, this Committee met ___(___) times during the fiscal year ended December 31, 2008.
Governance Committee. This Committee is comprised of all of the Independent Trustees. This Committee reviews the activities of the other standing committees and makes the final selection and nomination of candidates to serve as Independent Trustees. All members of this Committee also are “independent” under the NYSE’s Revised Listing Rules. The written charter for the Nominating, Governance and Administration Committee (which replaced the Governance Committee in January 2009) is included as Attachment 3 to this proxy statement. The Trustees who are not Independent Trustees and the officers of the fund are nominated and selected by the Board.
In reviewing a potential nominee and in evaluating the renomination of current Independent Trustees, the Governance Committee expects to apply the following criteria: (i) the nominee’s reputation for integrity; honesty and adherence to high ethical standards; (ii) the nominee’s business acumen, experience and ability to exercise sound judgments; (iii) a commitment to understand the fund and the responsibilities of a trustee of an investment company; (iv) a commitment to regularly attend and participate in meetings of the Board and its committees; (v) the ability to understand potential conflicts of interest involving management of the fund and to act in the interests of all shareholders; and (vi) the absence of a real or apparent conflict of interest that would impair the nominee’s ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. This

Committee does not necessarily place the same emphasis on each criterion and each nominee may not have each of these qualities.
It is the intent of each Governance Committee that at least one Independent Trustee be an “audit committee financial expert” as defined by the Securities and Exchange Commission (the “SEC”).
As long as an existing Independent Trustee continues, in the opinion of the Governance Committee, to satisfy these criteria, each fund anticipates that the Committee would favor the renomination of an existing Trustee rather than a new candidate. Consequently, while this Committee will consider nominees recommended by shareholders to serve as Trustees, the Committee may only act upon such recommendations if there is a vacancy on the Board or the Committee determines that the selection of a new or additional Independent Trustee is in the best interests of the funds. In the event that a vacancy arises or a change in Board membership is determined to be advisable, this Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Committee. This Committee may retain a consultant to assist the Committee in a search for a qualified candidate, and has done so recently.
Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to be considered by the Governance Committee. In evaluating a nominee recommended by a shareholder, this Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder’s candidate among the slate of nominees, the candidate’s name will be placed on the fund’s proxy card. If this Committee or the Board determines not to include such candidate among the Board’s designated nominees and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder’s candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the fund’s proxy statement. Each of the nominees for election as Trustee was recommended by this Committee.
Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Trustee in care of the Secretary of the fund at the address on the notice of this meeting. The Secretary may determine not to forward any letter to the members of the Board that does not relate to the business of the fund.
With respect to Preferred Income and Preferred Income II, the Governance Committee met ___(___) times during the fiscal year ended July 31, 2008; with respect to Preferred Income III, this Committee met ___(___) times during the fiscal year ended May 31, 2008 and ___(___) times during the fiscal period ended July 31, 2008; with respect to Tax Advantaged Global, this Committee met ___(___) times during the fiscal year ended October 31, 2008; and with respect to Tax-Advantaged Dividend, this Committee met ___(___) times during the fiscal year ended December 31, 2008.
Contracts/Operations Committee. This Committee oversees the initiation, operation and renewal of the various contracts between the funds and other entities. These contracts include advisory, custodial and transfer agency agreements and arrangements with other service providers. With respect to Preferred Income and Preferred Income II, the Contracts/Operations Committee met ___ (___) times during the fiscal year ended July 31, 2008; with respect to Preferred Income III, this Committee met ___(___) times during the fiscal year ended May 31, 2008 and ___(___) times during the fiscal period ended July 31, 2008; with respect to Tax Advantaged Global, this Committee met ___(___) times during the fiscal year ended October 31, 2008; and with respect to Tax-Advantaged Dividend, this Committee met ___(___) times during the fiscal year ended December 31, 2008.
Investment Performance Committee. This Committee monitors and analyzes the performance of the funds generally, consults with the Adviser as necessary if a fund is considered to require special attention, and reviews fund peer groups and other comparative standards as necessary.
With respect to Preferred Income and Preferred Income II, the Investment Performance Committee met ___(___) times during the fiscal year ended July 31, 2008; with respect to Preferred Income III, this Committee met ___(___) times during the fiscal year ended May 31, 2008 and ___(___) times during the fiscal period ended July 31, 2008;

with respect to Tax Advantaged Global, this Committee met ___(___) times during the fiscal year ended October 31, 2008; and with respect to Tax-Advantaged Dividend, this Committee met ___(___) times during the fiscal year ended December 31, 2008.
Board meetings. Each Board held five (5) meetings during its most recently completed fiscal year and the Board of Preferred Income III met ___(___) times during the fiscal period ended July 31, 2008. With respect to each fund, no Trustee attended fewer than 75% of the aggregate of: (1) the total number of Board meetings; and (2) the total number of meetings held by all committees on which he or she served. The funds hold joint meetings of the Trustees and all committees.
Revised Committee Structure. Beginning January 2009, each fund’s committee structure was revised to consist of five (5) committees; the Audit Committee; the Compliance Committee; the Nominating, Governance and Administration Committee (which corresponds to the former Governance Committee); the Fixed-Income and Closed-End Fund Investment Performance Committee (which corresponds to the former Investment Performance Committee); and the Contracts/Operations Committee (which corresponds to the former committee of the same name). In terms of function, other than the separate Audit and Compliance Committees, the current committees operate in the same manner as their predecessor committees.
Audit Committee. The accounting oversight function of this Committee is described above in the discussion of the former Audit and Compliance Committee.
Compliance Committee. The primary role of this Committee is to oversee the activities of each fund’s Chief Compliance Officer; the implementation and enforcement of each fund’s compliance policies and procedures; and compliance with the funds’ and the Independent Trustees’ Codes of Ethics.
The current membership of each committee is set forth below. As Chairperson of the Board, Ms. McGill Peterson is considered an ex oficio member of each committee and, therefore, is able to attend and participate in any committee meeting, as appropriate. Prior to January 2009, Ms. Jackson and Messrs. Martin and Russo were not members of any committee.

Fixed-Income and
		Nominating,	Closed-End Fund
		Governance and	Investment
Audit	Compliance	Administration	Performance	Contracts/Operations

Mr. Cunningham Ms. Jackson Mr. Martin	Mr. Carlin Mr. Russo	All Independent Trustees	Ms. Jackson Mr. Ladner Mr. Martin Mr. Pruchansky	Mr. Ladner Dr. Moore Mr. Pruchansky
Trustee Ownership
The following table shows the dollar range of each Trustee’s and nominee’s ownership of equity securities of the funds as well as holdings of shares of equity securities of all John Hancock funds overseen by the Trustee, as of December 31, 2008.
Trustee Holdings (1)

Name of Trustee	Preferred Income	Preferred Income II	Preferred Income III

Independent Trustees
James F. Carlin	$1-$10,000	$1-$10,000	$10,001-$50,000
William H. Cunningham	$1-$10,000	$1-$10,000	$1-$10,000
Deborah C. Jackson	$1-$10,000	$0	$0
Charles L. Ladner	$1-$10,000	$1-$10,000	$1-$10,000

Name of Trustee	Preferred Income	Preferred Income II	Preferred Income III
Stanley Martin	$1-$10,000	$1-$10,000	$1-$10,000
Patti McGill Peterson	$1-$10,000	$10,001-$50,000	$10,001-$50,000
John A. Moore	$1-$10,000	$1-$10,000	$1-$10,000
Steven R. Pruchansky	$1-$10,000	$1-$10,000	$1-$10,000
Gregory A. Russo	$1-$10,000	$1-$10,000	$1-$10,000
Non-Independent Trustee
James R. Boyle	$0	$0	$0
Non-Independent Nominee
John G Vrysen	$1-$10,000	$1-$10,000	$1-$10,000

	Tax-Advantaged	Tax-Advantaged	All John Hancock
Name of Trustee	Dividend	Global	funds overseen

Independent Trustees
James F. Carlin	$10,001-$50,000	$1-$10,000
William H. Cunningham	$1-$10,000	$1-$10,000
Deborah C. Jackson	$0	$0
Charles L. Ladner	$1-$10,000	$10,001-$50,000
Stanley Martin	$1-$10,000	$1-$10,000
Patti McGill Peterson	$1-$10,000	$1-$10,000
John A. Moore	$10,001-$50,000	$10,001-$50,000
Steven R. Pruchansky	$1-$10,000	$1-$10,000
Gregory A. Russo	$1-$10,000	$1-$10,000
Non-Independent Trustee
James R. Boyle	$0	$0
Non-Independent Nominee
John G Vrysen	$1-$10,000	$1-$10,000

(1)	The amounts reflect the aggregate dollar range of equity securities beneficially owned by the Trustees in the funds and in all John Hancock funds overseen by each Trustee. For each Trustee, the amounts reflected include share equivalents of certain John Hancock funds in which the Trustee is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Trustees, as more fully described under “Remuneration of Trustees and Officers.” The information as to beneficial ownership is based on statements furnished to the funds by the Trustees. Each of the Trustees has all voting and investment powers with respect to the shares indicated. None of the Trustees beneficially owned individually, and the Trustees and executive officers of the funds as a group did not beneficially own, in excess of one percent of the outstanding shares of any fund.
Compliance with Section 16(a) Reporting Requirements
Section 16(a) of the Exchange Act requires a fund’s executive officers, Trustees and persons who own more than 10% of a fund’s shares (the “10% Shareholders”) to file reports of ownership and changes in ownership with the SEC. Executive Officers, Trustees and 10% Shareholders are also required by SEC regulations to furnish each fund with copies of all Section 16(a) forms they file. Based solely on a review of the copies of these reports furnished to the funds and representations that no other reports were required to be filed, each fund believes that during the past fiscal year its executive officers, Trustees and 10% Shareholders complied with all applicable Section 16(a) filing requirements.

Remuneration of Trustees and Officers
The following table provides information regarding the compensation paid by the funds and the other investment companies in the John Hancock fund complex to the Independent Trustees for their services for the 12 months ended December 31, 2008. Any non-Independent Trustees, and each of the officers of the funds who are interested persons of the Adviser, are compensated by the Adviser and/or its affiliates and receive no compensation from the funds for their services.
Compensation for the 12 Months Ended December 31, 2008

						John
				Tax-	Tax-	Hancock
	Preferred	Preferred	Preferred	Advantaged	Advantaged	Fund
Name of Trustee	Income	Income II	Income III	Dividend	Global	Complex (1)
James F. Carlin	$7,229	$6,980	$7,538	$7,996	$5,658	$268,834
William H. Cunningham (2)	$4,618	$4,562	$4,688	$4,769	$4,291	$160,500
Deborah C. Jackson (3)	$1,125	$1,125	$1,125	$1,125	$1,125	$42,750
Charles L. Ladner (2)	$5,421	$5,241	$5,643	$5,900	$4,291	$165,500
Stanley Martin (3)	$1,498	$1,498	$1,498	$1,498	$1,498	$59,960
Patti McGill Peterson (2)	$8,182	$7,633	$8,689	$9,348	$5,105	$215,000
John A. Moore (2)	$4,618	$4,562	$4,688	$4,769	$4,292	$160,500
Steven R. Pruchansky (2)	$5,852	$5,718	$6,005	$6,200	$5,141	$206,500
Gregory Russo (3)	$4,052	$3,324	$4,624	$5,336	$865	$59,960

(1)	All of the Independent Trustees other than Mr. Russo are Trustees of 50 funds in the John Hancock Fund Complex. Mr. Russo is a Trustee of 21 funds in the Complex.

(2)	As of November 30, 2008, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock fund complex for Mr. Cunningham was $155,441; Mr. Ladner was $71,250; Ms. McGill Peterson was $112,504; Dr. Moore was $209,776; and Mr. Pruchansky was $255,930 under the John Hancock Deferred Compensation Plan for Independent Trustees (“the Plan”). Under the Plan, an Independent Trustee may elect to have his deferred fees invested by a fund in shares of one or more funds in the John Hancock fund complex and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees does not obligate any fund to retain the services of any Trustee or obligate a fund to pay any particular level of compensation to the Trustee.

(3)	Messrs. Martin and Russo each commenced service as a Trustee on September 8, 2008. Ms. Jackson commenced service as a Trustee on October 1, 2008.
Material Relationships of the Independent Trustees
As of December 31, 2008, none of the Independent Trustees, nor any immediate family member, owned shares of the Adviser or a principal underwriter of the funds, nor does any such person own shares of a company controlling, controlled by or under common control with the Adviser or a principal underwriter of the funds.
There have been no transactions by the funds since the beginning of the funds’ last two fiscal years, nor are there any transactions currently proposed in which the amount exceeds $120,000, and in which any Trustee of the funds or any immediate family members has or will have a direct or indirect material interest, nor have any of the foregoing persons been indebted to the funds in an amount in excess of $120,000 at any time since that date.
No Independent Trustee, nor any immediate family member, has had in the past five years, any direct or indirect interest, the value of which exceeds $120,000, in the Adviser, a principal underwriter of the funds or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or principal underwriter of the funds. Moreover, no Independent Trustee or his or her immediate family member has, or has had in the last two fiscal years of the funds, any direct or indirect relationships or material interest in any transaction or in any currently proposed transaction, in which the amount involved exceeds $120,000, in which the following persons were or are a party: the funds, an officer of the funds, any investment company sharing the same investment adviser or principal underwriter as the funds or any officer of such a company, any investment adviser or principal underwriter of the funds or any officer of such a party, any person directly or indirectly controlling, controlled by or under common control with the investment adviser or principal underwriter of the funds, or any officer of such a person.
Within the last two completed fiscal years of the funds, no officer of any investment adviser or principal underwriter of the funds or of any person directly or indirectly controlling, controlled by or under common control with, the investment adviser or principal underwriter of the funds, has served as a director on a board of a company where any of the Independent Trustees or nominees of the funds, or immediate family members of such persons, has served as an officer.
Legal Proceedings
There are no material pending legal proceedings to which any Trustee or affiliated person is a party adverse to the funds or any of its affiliated persons or has a material interest adverse to the funds or any of its affiliated persons. In addition, there have been no legal proceedings that are material to an evaluation of the ability or integrity of any Trustee or executive officer of the funds within the past five years.
Independent Registered Public Accounting Firm
The Trustees of each fund, including a majority of each fund’s Independent Trustees, have selected PricewaterhouseCoopers LLC (“PwC”), 125 High Street, Boston, Massachusetts 02110, to act as independent registered public accounting firm for each fund’s fiscal year ending: Preferred Income, Preferred Income II and Preferred Income III — July 31, 2009; Tax Advantaged Global — October 31, 2009; and Tax-Advantaged Dividend — December 31, 2009.
Representatives of PwC are not expected to be present at the meeting but have been given the opportunity to make a statement, if they so desire, and will be available should any matter arise requiring their participation.
The following tables set forth the aggregate fees billed by fiscal year and by PwC for each fund’s two most recently completed fiscal years (and, in the case of Preferred Income III, the fiscal period ended July 31, 2008) for professional services rendered for: (i) the audit of the fund’s annual financial statements and the review of financial statements included in the fund’s reports to stockholders, (ii) assurance and related services that are reasonably related to the audit of the fund’s financial statements, (iii) tax compliance, tax advice or tax planning and (iv) all services other than (i), (ii) and (iii).
Fees Paid to PwC for the Last Two Fiscal Years Ended May 31, 2008
and the Fiscal Period ended May 31, 2008

				Audit-Related
	Audit Fees			Fees			Tax Fees			All Other Fees
	FYE	FYE	FPE	FYE	FYE	FPE	FYE	FYE	FPE	FYE	FYE	FPE
Fund	2007	2008	2008	2007	2008	2008	2007	2008	2008	2007	2008	2008

Preferred Income III	$25,800	$25,800	$29,958	$0	$0	$8,645	$3,700	$3,700	$0	$3,000	$3,000	$0
Fees Paid to PwC for the Last Two Fiscal Years Ended July 31, 2008

	Audit Fees		Audit-Related Fees		Tax Fees		All Other Fees
Fund	2007	2008	2007	2008	2007	2008	2007	2008

Preferred Income	$25,800	$25,800	$0	$8,645	$3,700	$3,700	$3,000	$3,000

	Audit Fees		Audit-Related Fees		Tax Fees		All Other Fees
Fund	2007	2008	2007	2008	2007	2008	2007	2008

Preferred Income II	$25,800	$25,800	$0	$8,645	$3,700	$3,700	$3,000	$3,000
Fees Paid to PwC for the Last Two Fiscal Years Ended October 31, 2008

	Audit Fees		Audit-Related Fees		Tax Fees		All Other Fees
Fund	2007	2008	2007	2008	2007	2008	2007	2008

Tax-Advantaged Global	$30,350	$36,652	$0	$0	$0	$4,200	$0	$0
Fees Paid to PwC for the Last Two Fiscal Years Ended December 31, 2008

	Audit Fees		Audit-Related Fees		Tax Fees		All Other Fees
Fund	2007	2008	2007	2008	2007	2008	2007	2008

Tax-Advantaged Dividend
Each fund’s Audit Committee has adopted procedures to pre-approve audit and non-audit services for the funds and the Adviser and any entity controlling, controlled by or under common control with, the Adviser (the “Adviser Affiliates”). These procedures identify certain types of audit and non-audit services that are anticipated to be provided by PwC during a calendar year and, provided the services are within the scope and value standards set forth in the procedures, pre-approve those engagements. The scope and value criteria are reviewed annually. These procedures require both audit and non-audit sources to be approved by the Audit Committee prior to engaging PwC.
In recommending PwC as the funds’ independent registered public accounting firm, the Audit Committee has considered the compensation provided to PwC for audit and non-audit services to the Adviser and the Adviser Affiliates, and has determined that such compensation is not incompatible with maintaining PwC’ independence.
With respect to Preferred Income and Preferred Income II, the aggregate amount of non-audit fees paid by the funds, the Adviser and Adviser Affiliates that provide services to the funds, which includes amounts described above, were $3,268,559 and $1,070,036 for the fiscal years ended July 31, 2007 and 2008, respectively. With respect to Preferred Income III, the aggregate amount of non-audit fees paid by the funds, the Adviser and Adviser Affiliates that provide services to the funds, which includes amounts described above, were $3,264,859, $1,349,548 and $1,062,636 for the fiscal years ended May 31, 2007 and 2008 and the fiscal period ended July 31, 2008, respectively. With respect to Tax Advantaged Global, the aggregate amount of non-audit fees paid by the fund, the Adviser and Adviser Affiliates that provide services to the fund, which includes amounts described above, were $1,403,169 and $4,591,972 for the fiscal years ended October 31, 2007 and 2008, respectively. With respect to Tax Advantaged Dividend, the aggregate amount of non-audit fees paid by the fund, the Adviser and Adviser Affiliates that provide services to the fund, which includes amounts described above, were $                     and $                     for the fiscal years ended December 31, 2007 and 2008, respectively. All such non-audit services were pre-approved in accordance with the funds’ policy.

PROPOSAL TWO
REVISED FORM OF INVESTMENT ADVISORY AGREEMENT
Shareholders of all of the funds are being asked to approve a new form of Advisory Agreement for the funds. Approval of the new form of Advisory Agreement will not change the annual advisory fee rates payable by any of the funds, and is not expected to materially increase the funds’ overall expense ratios.
Introduction
At its meeting on December 8-9, 2008, the Board, including all the Independent Trustees, approved the new form of Advisory Agreement between the funds and the Adviser. A copy of the proposed new form of Advisory Agreement is included at Attachment 4 to this proxy statement. A discussion of the evaluation by the Board of each fund of the new form of Advisory Agreement, as well as the proposed subadvisory agreement between the Adviser and Analytic Investors, Inc. with respect to Tax-Advantaged Dividend (as described in Proposal Three, below), is included in Attachment 5 to this proxy statement.
The purpose of this proposal is to streamline the advisory agreements across the John Hancock Fund Complex. The new form of Advisory Agreement will:
•	Eliminate coverage of all Non-Advisory Services from the Advisory Agreement. In this proxy statement, the term “Non-Advisory Services” means services that include, but are not limited to, legal, tax, accounting, valuation, financial reporting and performance, compliance, service provider oversight, portfolio and cash management, SEC filings, graphic design, and other services that are not investment advisory in nature.

•	Contain clearer, more detailed provisions with respect to certain matters, as summarized below.
The 1940 Act requires that any change in an advisory contract be approved by shareholders of a fund.
Additional Information. For additional information about the Adviser, including: “Management and Control of the Adviser,” and the amounts of advisory fees paid to the Adviser during each fund’s most recent fiscal year, see Attachment 6 to this proxy statement (“Additional Information About the Adviser and the Advisory Agreements”). The advisory fee schedule for each fund and information regarding comparable funds managed by the Adviser are set forth in Attachment 7 to this proxy statement (“Advisory Fee Schedules and Comparable Funds Managed by the Adviser”).
Clarification Regarding Non-Advisory Services
The current Advisory Agreement describes the investment advisory functions to be performed by the Adviser (or a subadviser, under the Adviser’s supervision), including the formulation and implementation of a continuous investment program for each fund consistent with the fund’s investment objectives and related investment policies (“Advisory Services”). In addition, each fund’s current Advisory Agreement provides that the Adviser will provide certain limited Non-Advisory Services. A substantial number of other Non-Advisory Services, which the funds pay for, are already provided to the funds under a separate Accounting and Legal Services Agreement.
In order to provide clarity and to consolidate like services in a single agreement, it is proposed that all references to Non-Advisory Services in the Advisory Agreements be eliminated. Management has proposed to the Board that each fund adopt a new, separate Service Agreement (replacing the existing Accounting and Legal Services Agreement) that will clearly cover all Non-Advisory Services, including those eliminated from the Advisory Agreement, if Proposal Two is approved.
Management believes that this consolidation of Non-Advisory Services under a single contract will eliminate confusion and facilitate more effective tracking of Non-Advisory Services and costs. The elimination of Non-Advisory Services provisions from the Advisory Agreements and consolidation of Non-Advisory Services in a separate Service Agreement will not materially increase the amount of expenses incurred by the funds for Non-Advisory Services, and is not expected to materially increase the funds’ overall expense ratios. Consistency in operational procedures across the John Hancock Fund Complex will speed processes and minimize transaction error. These benefits contribute to a goal of maintaining, even reducing, operational costs. Restricting the new form of Advisory Agreement to investment advisory services will facilitate the Adviser’s ability to manage those services that are “non-investment” in nature. The Board expects to consider management’s Service Agreement proposal, which does not require shareholder approval, at a future Board meeting.
The proposed new form of Advisory Agreement will not result in any increase in the advisory fee that each fund pays the Adviser under the current Advisory Agreement or in any change in the nature and level of Advisory Services provided by the Adviser to the funds, and is not expected to materially increase the funds’ overall expense ratios.
Key Differences
The following table lists the key differences between the proposed new form of Advisory Agreement and the current Advisory Agreements. These provisions would be changed to those in the proposed form if the form is approved by shareholders of a fund.
Key Differences between the New and Current Advisory Agreements

	New Form of Advisory Agreement	Current Advisory Agreements
Advisory and Non-Advisory Services	Agreement deletes all Non-Advisory Services.	Agreement includes certain limited Non- Advisory Services, such as the preparation of certain valuation reports.

Trustees and Officers	Adviser agrees to permit its employees to serve as interested Trustees and President without remuneration from the fund. Other Adviser personnel may be furnished at fund’s expense.	Adviser agrees to pay for all officers and employees of fund that are also adviser personnel. The fund pays for outside Trustees, a portion of CCO compensation and any outside contractors or employees.

Expenses Assumed by the Fund	More detailed list than current form of Advisory Agreement as well as some general provisions.	Less detailed enumeration of such expenses.

Conflicts of Interest	Potential conflicts on behalf of Adviser do not affect validity of relationship or transactions made.	Agreement is silent.

Duration and Termination	60 day’s written notice is required. Following shareholder approval of the new form of Advisory Agreement, if the Agreement terminates with respect to a fund because the fund’s shareholders fail to provide any required approval of the Agreement, then the Adviser will act as adviser until the Agreement is approved or another agreement is enacted, and Adviser will be paid at cost or the amount under this Agreement, whichever is less. This is consistent with 1940 Act provision permitting certain types of interim advisory contracts.	60 day’s written notice is required. No interim adviser clause is included. However, if necessary, a fund likely could still avail itself of the interim advisory contract provisions of the 1940 Act.

	New Form of Advisory Agreement	Current Advisory Agreements
Provision of Certain Information by Adviser	Adviser will notify fund in writing when:
•     Adviser’s registration on state or federal level ceases; and
	• Adviser receives notice of an action involving the affairs of the fund, or the CEO or Managing Member of the Adviser, or a fund’s portfolio manager changes.	No explicit provision is provided but these may be presumed from the Adviser’s general fiduciary duties.

Indemnification of Adviser	Provided (when not a result of willful malfeasance, bad faith, gross negligence or reckless disregard) to the fullest extent permitted by law, the fund indemnifies the Adviser, its affiliates and the officers, directors and employees of the Adviser and its affiliates. Advancement is also provided for.	No similar clause.

Limitation of Liability under the Declaration of Trust	Agreement notes that Declaration of Trust limits the personal liability of shareholder, officer, employee or agent of the fund.	Agreement is silent. The Declaration of Trust and Massachusetts law provides for such limitation of liability but ideally this should be stated in all fund contracts.
Description of Current and New Form of Advisory Agreements
The following is a summary of the terms of the current Advisory Agreements and the new form of Agreement that are substantially similar.
Duties. The Adviser oversees the investment operations of each fund, and retains and compensates subadvisers that manage the investment and reinvestment of the funds’ assets pursuant to subadvisory agreements with the Adviser.
Compensation. The annual percentage rates for the funds’ advisory fees are set forth in Attachment 7 to this proxy statement. The new form of Advisory Agreement does not change the annual advisory fee rates for the funds.
Expenses. Each fund is responsible for the payment of all expenses of its organization, operations and business, except those that the Adviser has agreed to pay. Each fund pays the expenses of:
•	custody, auditing, transfer agency, bookkeeping and dividend disbursement;

•	trade commissions;

•	taxes;

•	legal fees and expenses, including litigation and share registration; and

•	printing and mailing shareholder reports, prospectuses and proxy statements.
Liability. The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Advisory Agreement.

Term. Each fund’s Agreement has an initial two-year term, and continuance must be specifically approved at least annually either by: (a) the Board; or (b) a Majority of the fund’s Outstanding Voting Securities (as defined below). Any such continuance also requires the approval of a majority of the Independent Trustees.
In this proxy statement, the term “Majority of the Outstanding Voting Securities” means the affirmative vote of the lesser of:
(1) 67% or more of the voting securities of a fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present in person or by proxy; or
(2) more than 50% of the outstanding voting securities of the fund.
Any required shareholder approval of any continuance of the current or amended Advisory Agreements shall be effective with respect to a fund if a Majority of the Outstanding Voting Securities of that fund votes to approve such continuance even if such continuance may not have been approved by a Majority of the Outstanding Voting Securities of the other fund.
Failure of Shareholders to Approve Continuance. If the outstanding voting securities of a fund fail to approve any continuance of the Advisory Agreement, the Adviser may continue to act as investment adviser with respect to such fund pending the required approval of the continuance of such agreement, a new agreement with the Adviser or a different adviser, or other definitive action. The compensation received by the Adviser during such period will be no more than: (a) its actual costs incurred in furnishing Advisory Services; or (b) the amount it would have received under the Agreement, whichever is less.
Termination. Each Advisory Agreement may be terminated at any time without the payment of any penalty on 60 days’ written notice to the other parties. An Agreement may be terminated by:
•	the Trustees of the fund;

•	a Majority of the Outstanding Voting Securities of the fund; or

•	the Adviser.
An Advisory Agreement will automatically terminate in the event of its assignment.
Amendments. Each fund’s Advisory Agreement may be amended, provided the amendment is approved by the vote of a Majority of the Outstanding Voting Securities of the fund and by the vote of a majority of the Trustees of the fund, including a majority of the Independent Trustees.
Vote Required for Proposal Two
For each fund, approval of Proposal Two will require the affirmative vote of a Majority of the Outstanding Voting Securities of the fund. If shareholders of a fund do not approve Proposal Two, the new form of Advisory Agreement will not take effect, and the terms of the current Advisory Agreement will continue in effect as to that fund.
If Proposal Two is approved by the shareholders of a fund, the new form of Advisory Agreement is expected to become effective promptly thereafter with respect to that fund.
Each Board, including all the Independent Trustees, recommends that shareholders of each fund vote “FOR” Proposal Two.

PROPOSAL THREE
APPROVAL OF ANALYTIC INVESTORS, INC. AS SUBADVISER TO
JOHN HANCOCK TAX-ADVANTAGED DIVIDEND FUND
Shareholders of John Hancock Tax-Advantaged Dividend Fund are being asked to approve a Subadvisory Agreement between the Adviser and Analytic Investors, Inc. (“Analytic”) with respect to this fund. Approval of the Subadvisory Agreement will not change the annual advisory fee rate payable by Tax-Advantaged Dividend.
Introduction
At its meeting on December 8-9, 2008, the Board, including all the Independent Trustees, approved the appointment of Analytic as a subadviser to Tax-Advantaged Dividend and a Subadvisory Agreement between the Adviser and Analytic with respect to this fund, with responsibility for managing the fund’s Options Strategy (as defined below).
In order to seek to enhance risk-adjusted returns, reduce overall portfolio volatility and generate earnings for current distribution from options premiums, the Board of Tax-Advantaged Dividend has authorized the fund to write (sell) call options on a variety of both U.S. and non-U.S. broad-based securities indices (the “Options Strategy”). The amount of the value of the fund’s assets that will be subject to index call options is expected to vary over time based upon U.S. and foreign equity market conditions and other factors. The indices on which the fund will write call options are also expected to vary over time based upon a number of factors, including the composition of the fund’s stock portfolio, prevailing U.S. and foreign equity market conditions and the amount of the value of the fund’s assets that is subject to index call options.
Tax-Advantaged Dividend’s use of written call options involves a tradeoff between the options premiums received and the reduced participation in potential future stock price appreciation of its equity portfolio. As the seller of index call options, the fund will receive cash (the premium) from purchasers of the options. The purchaser of an index call option has the right to receive from the option seller any appreciation in the value of the index over a fixed price (the exercise price) as of a specified date in the future (the option expiration date). In effect, the fund sells the potential appreciation in the value of the index above the exercise price during the term of the option in exchange for the premium. The fund also may sell put options from time to time if the pricing of those options is considered to be highly favorable and sale of such an option might beneficially alter the risk profile of the fund’s option exposure.
The Adviser has engaged Analytic to be responsible for formulating and implementing Tax-Advantaged Dividend’s Options Strategy. Analytic was founded in 1970 as one of the first independent counsel firms specializing in the creation and continuous management of option strategies of both equity and debt portfolios for fiduciaries and other long-term investors. Analytic serves mutual funds, pensions, profit-sharing plans, endowments, foundations, corporate investment portfolios, mutual savings banks and insurance companies. Analytic had approximately $                     billion of assets under management as of December 31, 2008. It is an indirect wholly-owned subsidiary of Old Mutual plc, a multi-national financial services firm headquartered in London.
Additional Information. For additional information about Analytic, including: Analytic’s management, the proposed subadvisory fee schedule for Tax-Advantaged Dividend, and information regarding comparable funds managed by Analytic are set forth in Attachment 8 to this proxy statement (“Additional Information About Analytic and the Subadvisory Agreement”).
DESCRIPTION OF THE SUBADVISORY AGREEMENT
The following is a summary of the terms of the proposed Subadvisory Agreement between the Adviser and Analytic with respect to Tax-Advantaged Dividend. A copy of the proposed Subadvisory Agreement is included at Attachment 9 to this proxy statement.

Under the terms of the Subadvisory Agreement, Analytic will manage Tax-Advantaged Dividend’s Options Strategy, subject to the supervision of the fund’s Board and the Adviser. Analytic will, at its expense, furnish all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the fund’s investment affairs.
As compensation for its services to Tax-Advantaged Dividend, Analytic will receive a fee from the Adviser.
The term of the proposed Subadvisory Agreement will initially continue in effect for a period no more than two years from the date of its execution and thereafter if such continuance is specifically approved at least annually either: (a) by the Board of Tax-Advantaged Dividend; or (b) by the vote of a Majority of the Outstanding Voting Securities (as defined below) of the fund. In either event, such continuance shall also be approved by the vote of the majority of the Independent Trustees.
The Subadvisory Agreement may be terminated at any time without the payment of any penalty on 60 days’ written notice to the other party or parties to such agreement. The following parties may terminate the Subadvisory Agreement:
•	the Board of Tax-Advantaged Dividend;

•	a Majority of the Outstanding Voting Securities of the fund;

•	the Adviser; and

•	Analytic.
The Subadvisory Agreement will automatically terminate in the event of its assignment.
The Subadvisory Agreement may be amended by the parties thereto provided the amendment is approved by the vote of a Majority of the Outstanding Voting Securities of Tax-Advantaged Dividend and by the vote of a majority of the Trustees of the fund, including a majority of the Independent Trustees.
A discussion of the evaluation by the Board of Tax-Advantaged Dividend of the proposed subadvisory agreement between the Adviser and Analytic, as well as a discussion of the evaluation by the Boards of all of the funds of the new form of Advisory Agreement (as described in Proposal Two, above), is included in Attachment 5 to this proxy statement.
Vote Required for Proposal Three
Approval of Proposal Three will require the affirmative vote of a Majority of the Outstanding Voting Securities of Tax-Advantaged Dividend. If shareholders of the fund do not approve Proposal Three, Analytic will not serve as the fund’s subadviser and the Adviser will continue to oversee MFC Global (U.S.) as the sole manager of all of the fund’s assets. If Proposal Three is approved by the fund’s shareholders, Analytic will commence service as a subadviser to the fund promptly thereafter.
The Board of Tax-Advantaged Dividend, including all the Independent Trustees, recommends that shareholders of the fund vote “FOR” Proposal Three.

MISCELLANEOUS
Voting; Quorum; Adjournment
The following votes are required to approve the proposals:

Proposal	Vote Required
One — Election of Trustees	A plurality of all votes cast, assuming a quorum exists.* A “plurality” means that the six nominees up for election receiving the greatest number of votes will be elected as Trustees, regardless of the number of votes cast.

Two — New Form of Advisory Agreement	A “Majority of the Outstanding Voting Securities,” assuming a quorum exists. In other words, Proposal Two requires the affirmative vote of the lesser of:
(1) 67% or more of the voting securities of a fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present in person or by proxy; or
(2) more than 50% of the outstanding voting securities of the fund.

Three — Approval of Analytic as Subadviser to Tax- Advantaged Dividend	A “Majority of the Outstanding Voting Securities,” assuming a quorum exists. In other words, Proposal Three requires the affirmative vote of the lesser of:
(1) 67% or more of the voting securities of Tax-Advantaged Dividend present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present in person or by proxy; or
(2) more than 50% of the outstanding voting securities of Tax-Advantaged Dividend.

*	In order for a “quorum” to exist, a majority of the shares outstanding and entitled to vote must be present at the meeting, either in person or by proxy, determined in accordance with the table below.
Proposal One is considered a routine matter on which brokers holding shares in “street name” may vote on this proposal without instruction, under the rules of the NYSE. Because Proposals Two and Three are not considered routine matters, brokers holding shares in “street name” may not vote those shares on these proposals without instruction from the beneficial shareholders.
The following table summarizes how the quorum and voting requirements are determined.

Shares	Quorum	Voting
In General	All shares “present” in person or by proxy are counted in determining whether a quorum exists.	Shares present in person will be voted in person by the shareholder at the meeting. Shares present by proxy will be voted by the proxyholder in accordance with instructions specified in the proxy.

Broker Non-Vote	Considered “present” at meeting.	Not voted. Same effect as a vote “against” a proposal.

Proxy with No Voting Instruction (other than Broker Non-Vote)	Considered “present” for determining whether a quorum exists.	Will be voted “for” the proposal by the proxyholder.

Vote to Abstain	Considered “present” for determining whether a quorum exists.	Disregarded. Because abstentions are not votes “cast,” abstentions will have no effect on whether a proposal is approved.

If a quorum is not present, the persons named as proxies may vote their proxies to adjourn the meeting to a later date. If a quorum is present, but there are insufficient votes to approve any proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation. Shareholder action may be taken on one or more proposals prior to such adjournment. Proxies instructing a vote for a proposal will be voted in favor of an adjournment with respect to that proposal and proxies instructing a vote against a proposal will be voted against an adjournment with respect to that proposal.
Expenses and Methods of Solicitation
The costs of the meeting, including the solicitation of proxies, will be paid by the funds. Persons holding shares as nominees will be reimbursed by the relevant fund, upon request, for their reasonable expenses in sending soliciting material to the principals of the accounts. In addition to the solicitation of proxies by mail, Trustees, officers and employees of the funds or of the Adviser may solicit proxies in person or by telephone. John Hancock Advisers, LLC, 601 Congress Street, Boston, Massachusetts 02210-2805, serves as each fund’s investment adviser and serves as the administrator of Preferred Income, Preferred Income II, and Preferred Income III. Mellon Investor Services LLC has been retained to assist in the solicitation of proxies at a cost of approximately $                     per fund plus reasonable expenses.
Telephone Voting
In addition to soliciting proxies by mail, by fax or in person, the funds may also arrange to have votes recorded by telephone by officers and employees of the funds or by the personnel of the Adviser, the transfer agent or solicitor. The telephone voting procedure is designed to verify a shareholder’s identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder’s instructions and to confirm that the voting instructions have been properly recorded.
•	A shareholder will be called on a recorded line at the telephone number in the funds’ account records and will be asked to provide the shareholder’s Social Security number or other identifying information.

•	The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder’s instructions.
Alternatively, a shareholder may call the funds’ Voice Response Unit to vote:
•	Read the proxy statement and have your proxy card at hand.

•	Call the toll-free-number located on your proxy card.

•	Follow recorded instructions.
With both methods of telephone voting, to ensure that the shareholder’s instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions.
If the shareholder decides after voting by telephone to attend the Meeting, the shareholder can revoke the proxy at that time and vote the shares at the Meeting.
Internet Voting
You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the meeting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, you will need the information on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. If you are voting via the Internet you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which costs you must bear.
To vote via the Internet:
•	Read the proxy statement and have your card on hand.

•	Go to the Web site listed on the card.

•	Follow the directions on the Web site. Please call 1-800-852-0218 if you have any problems.

•	To insure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission.
The Funds’ Adviser and Subadviser
The funds’ investment adviser is John Hancock Advisers, LLC, 601 Congress Street, Boston, Massachusetts. An affiliate of the Adviser, MFC Global Investment Management (U.S.) LLC, 101 Huntington Ave., Boston, Massachusetts 02119, serves as subadviser to each fund.
Other Matters
The management of the funds knows of no business to be brought before the meeting, except as described above. If, however, any other matters were properly to come before the meeting, the persons named in the enclosed form of proxy intend to vote on such matters in accordance with their best judgment. If any shareholders desire additional information about the matters proposed for action, the management of the funds will provide further information.
The meeting is scheduled as a joint meeting of the respective shareholders of the funds because the shareholders of the funds are generally expected to consider and vote on similar matters. The Boards of Trustees of the funds have determined that the use of this joint proxy statement for the meetings is in the best interest of each fund’s shareholders. In the event that any shareholder present at the meetings objects to the holding of a joint meeting and moves for an adjournment of the annual meeting with respect to his or her fund to a time immediately after the annual meetings so that his or her fund’s meeting may be held separately, the persons named as proxies will vote in favor of such adjournment.
The shareholders of each fund will vote separately on each proposal, and voting by shareholders of one fund will have no effect on the outcome of voting by shareholders of the other funds.
SHAREHOLDER PROPOSALS
Shareholder proposals, including nominees for Trustee, intended to be presented at a fund’s annual meeting in 2010 must be received by that fund at its offices at 601 Congress Street, Boston, Massachusetts 02210, after September 7, 2009, but no later than October 7, 2009, for inclusion in that fund’s proxy statement and form of proxy relating to that meeting (subject to certain exceptions).
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY
JOHN HANCOCK PREFERRED INCOME FUND
JOHN HANCOCK PREFERRED INCOME FUND II
JOHN HANCOCK PREFERRED INCOME FUND III
JOHN HANCOCK TAX-ADVANTAGED DIVIDEND FUND
JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND
Dated: February 6, 2009

Attachment 1
JOHN HANCOCK FUNDS AUDIT
COMMITTEE CHARTER
A. Composition. The Audit Committee (the “Committee”) shall be composed exclusively of Trustees who are not “interested persons” as defined in the Investment Company Act of 1940 of any of the funds, or of any fund’s investment adviser or principal underwriter (the “Independent Trustees”). The Committee shall be composed of at least three Independent Trustees who are designated for membership from time to time by the Board of Trustees. Unless otherwise determined by the Board, no member of the Committee may serve on the audit committee of more than two other public companies (other than another John Hancock Fund). Except as otherwise permitted by the applicable rules of the New York Stock Exchange, each member of the Committee shall be independent as defined by such rules and Rule 10A-3(b)(1) of the Exchange Act. Each member of the Committee must be financially literate, as such qualification is interpreted by the Board of Trustees in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Committee. At least one member of the Committee must have accounting or related financial management expertise, as the Board of Trustees interprets such qualification in its business judgment.
B. Overview. The Committee’s purpose is to:
1. assist the Board in fulfilling its oversight responsibilities of (1) the integrity of the funds’ financial statements, (2) the funds’ compliance with legal and regulatory requirements (except to the extent such responsibility is delegated to another committee), and (3) the independent auditor’s qualifications, independence, and performance;
2. act as a liaison between the funds’ independent accountants and the Board of Trustees; and
3. oversee the preparation of an Audit Committee Report as required by the Securities and Exchange Commission (the “SEC”) to the extent required to be included in the closed-end funds’ annual proxy statement.
     The Committee shall discharge its responsibilities, and shall access the information provided by the funds’ management and independent auditors, in accordance with its business judgment. Management is responsible for the preparation of the fund’s financial statements, the maintenance of appropriate systems for accounting and internal controls over financial reporting. The Committee and the Board of Trustees recognize that management (including the internal audit staff) and the independent auditors have more experience, expertise, resources and time, and more detailed knowledge and information regarding a fund’s accounting, auditing, internal control and financial reporting practices than the Committee does. Accordingly, the Committee’s oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by a fund to its shareholders and others. The independent auditors are responsible for auditing the funds’ annual financial statements. The authority and responsibilities set forth in this charter recognize that the Committee members are not acting as accountants or auditors and this charter does not reflect or create any duty or obligation of the Committee to plan or conduct any audit, to determine or certify that any fund’s financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee any independent auditor’s report.
C. Oversight. The independent auditors shall report directly to the Committee, and the Committee shall be responsible for oversight of the work of the independent auditors, including resolution of any disagreements between any fund’s management and the independent auditors regarding financial reporting. In connection with its oversight role, the Committee should also review with the independent auditors, from time to time as appropriate: significant risks and uncertainties with respect to the quality, accuracy or fairness of presentation of a fund’s financial statements; recently disclosed problems with respect to the quality, accuracy or fairness of presentation of the financial statements of companies similarly situated to the funds and recommended actions which might be taken to prevent or mitigate the risk of problems at the funds arising from such matters; accounting for unusual transactions; adjustments arising from audits that could have a significant impact on the funds’ financial reporting process; and any recent SEC comments on the funds’ SEC reports, including, in particular, any compliance comments. The Committee should inquire of the independent auditor concerning the quality, not just the acceptability, of the funds’ accounting determinations and other judgmental areas and question whether management’s choices of accounting principles are, as a whole, conservative, moderate or aggressive.

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D. Specific Responsibilities. The Committee shall have the following duties and powers, to be exercised at such times and in such manner as the Committee shall deem necessary or appropriate:
1. To approve, and recommend to the Board of Trustees for its ratification and approval in accord with applicable law, the selection, appointment and retention of an independent auditor for each fund prior to the engagement of such independent auditor and, at an appropriate time, its compensation. The Committee should meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit. The Committee should periodically consider whether, in order to assure continuing auditor independence, there should be regular rotation of the independent audit firm.
2. To periodically review and evaluate the lead partner and other senior members of the independent auditor’s team and confirm the regular rotation of the lead audit partner and reviewing partner as required by Section 203 of the Sarbanes-Oxley Act.
3. To pre-approve all non-audit services provided by the independent auditor to the fund or to the fund’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the fund, if the engagement relates directly to the operations and financial reporting of the fund.
4. The Committee is authorized to delegate, to the extent permitted by law, pre-approval responsibilities for non-audit services to one or more members of the Committee who shall report to the Committee regarding approved services at the Committee’s next regularly scheduled meeting. The Committee is also authorized to adopt policies and procedures which govern the pre-approval of audit, audit-related, tax and other services provided by the independent accountants to the funds or to a service provider as referenced in Paragraph 3, provided however, that any such policies and procedures are detailed as to particular services, the Committee is informed of each service, and any such policies and procedures do not include the delegation of the Committee’s responsibilities under the Securities Exchange Act of 1934 or applicable rules or listing requirements.
5. To meet with independent auditors, including private meetings, as necessary, management’s internal auditors, and the funds’ senior management: (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to review, to the extent required by applicable law or regulation, the form and substance of the closed-end funds’ financial statements and reports, including each closed-end fund’s disclosures under “Management’s Discussion of Fund Performance” and to discuss any matters of concern relating to the funds’ financial statements, including any adjustments to such statements recommended by the independent accountants, or other results of an audit; (iii) to consider the independent accountants’ comments with respect to the funds’ financial policies, procedures and internal accounting controls and management’s responses thereto; (iv) to review the resolution of any disagreements between the independent accountants and management regarding the funds’ financial reporting; and (v) to review the form of opinion the independent accountants propose to render to the Board and shareholders. The Committee should request from the independent auditors a frank assessment of management.
6. With respect to any listed fund, to consider whether it will recommend to the Board of Trustees that the audited financial statements be included in a fund’s annual report. The Board delegates to the Committee the authority to release the funds’ financial statements for publication in the annual and semi-annual report, subject to the Board’s right to review and ratify such financial statements following publication. With respect to each fund, to review and discuss with each fund’s management and independent auditor the funds’ audited financial statements and the matters about which Statement on Auditing Standards No. 61, as amended requires discussion. The Committee shall prepare an annual committee report for inclusion where necessary in the proxy statement of a fund relating to its annual meeting of security holders or in any other filing required by the SEC’s rules.
7. To receive and consider reports on the audit functions of the independent auditors and the extent and quality of their auditing programs.
8. To obtain and review, at least annually, a report by the independent auditor describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and all relationships between the independent auditor and each fund, including the disclosures required by any applicable Independence Standards Board Standard. The Committee shall engage in an active dialogue with each independent auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.

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9. To review with the independent auditor any problems that may be reported to it arising out of a fund’s accounting, auditing or financial reporting functions and management’s response, and to receive and consider reports on critical accounting policies and practices and alternative treatments discussed with management.
10. To review securities pricing procedures and review their implementation with management, management’s internal auditors, independent auditors and others as may be required.
11. To establish procedures for the receipt, retention, and treatment of complaints received by a fund regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the investment adviser, administrator, principal underwriter or any other provider of accounting-related services for a listed fund, as well as employees of the fund, if any, regarding questionable accounting or auditing matters, as and when required by applicable rules or listing requirements.
12. To report regularly to the Board of Trustees, including providing the Committee’s conclusions with respect to the independent auditor and the funds’ financial statements and accounting controls.
E. Subcommittees. The Committee may, to the extent permitted by applicable law, form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to preapprove audit or non-audit services shall be presented to the full Committee at its next meeting.
F. Additional Responsibilities. The Committee shall perform other tasks assigned to it from time to time by the Board of Trustees, and will report findings and recommendations to the Board of Trustees, as appropriate.
G. Funding. Each fund shall provide for appropriate funding, as determined by the Committee for payment of:
1. Compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the fund.
2.	Compensation to any counsel, advisers, experts or consultants engaged by the Committee under Paragraph J of this charter.
3. Ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.
H. Governance. One member of the Committee shall be appointed as chair by the Board of Trustees. The chair shall be responsible for leadership of the Committee, including scheduling meetings or reviewing and approving the schedule for them, preparing agendas or reviewing and approving them before meetings, presiding over meetings, and making reports to the Board of Trustees, as appropriate. The designation of a person as an “audit committee financial expert”, within the meaning of the rules under Section 407 of the Sarbanes-Oxley Act of 2002, shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor shall it decrease the duties and obligations of other Committee members or the Board of Trustees. Any additional compensation of Committee members shall be as determined by the Board of Trustees. No member of the Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from a fund, other than fees paid in his or her capacity as a member or chair of the Board of Trustees or of a committee of the Board of Trustees. The members of the Committee should confirm that the minutes of the Committee’s meetings accurately describe the issues considered by the Committee, the process the Committee used to discuss and evaluate such issues and the Committee’s final determination of how to proceed. The minutes should document the Committee’s consideration of issues in a manner that demonstrates that the Committee acted with due care.
I. Evaluation. At least annually, the Committee shall evaluate its own performance, including whether the Committee is meeting frequently enough to discharge its responsibilities appropriately.
J. Miscellaneous. The Committee shall meet as often as it deems appropriate, with or without management, as circumstances require. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other advisers, experts or consultants, at the funds’ expense, as it determines necessary to carry out its duties. The Committee shall have direct access to such officers of and service providers to the funds as it deems desirable.
K. Review. The Committee shall review this charter at least annually and shall recommend such changes to the Board of Trustees as it deems desirable.
Last revised: December 9, 2008

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EXHIBIT A
Policy for Raising and Investigating Complaints or Concerns
About Accounting or Auditing Matters
As contemplated by the Audit Committee Charter, the Committee has established the following procedures for:
• the receipt, retention and treatment of complaints received by a fund regarding accounting, internal accounting controls or auditing matters; and
• he confidential, anonymous submission by employees of the investment adviser, administrator, principal underwriter or any other provider of accounting-related services for a listed fund, as well as employees of the fund (“covered persons”) of concerns regarding questionable accounting or auditing matters.
A. Policy Objectives
The objective of this policy is to provide a mechanism by which complaints and concerns regarding accounting, internal accounting controls or auditing matters may be raised and addressed without the fear or threat of retaliation. The funds desire and expect that covered persons will report any complaints or concerns they may have regarding accounting, internal accounting controls or auditing matters.
B. Procedures for Raising Complaints and Concerns
The funds’ Secretary shall be responsible for communicating these procedures to covered persons. Covered persons with complaints regarding accounting, internal accounting controls or auditing matters or concerns regarding questionable accounting or auditing matters may submit such complaints or concerns to the attention of the funds’ Secretary by sending a letter or other writing to the funds’ principal executive offices. Complaints and concerns may be made anonymously. Alternatively, any complaints or concerns may also be communicated anonymously directly to any member of the Audit Committee.
C. Procedures for Investigating and Resolving Complaints and Concerns
If any complaints or concerns regarding internal accounting controls or auditing matters that could affect the funds are received through the Ethics Line or any other similar facility maintained by John Hancock Financial Services, they shall be communicated promptly to the funds’ Secretary and shall be reported by the funds’ Secretary to the Audit Committee, promptly or quarterly according to the guidelines set forth below.
The funds’ Secretary shall report to the Audit Committee as to whether those responsible for the Ethics Line or similar facility have a procedure in place to communicate promptly any such complaints or concerns to the funds’ Secretary and whether any such communication would violate the terms thereof.
All complaints and concerns received will be promptly forwarded to the Audit Committee or the chair of the Audit Committee, unless they are determined to be without merit by Secretary of the funds. If sent only to the chair, the chair may determine the appropriate response or may refer the issues to the entire Audit Committee. In any event, the funds’ Secretary will provide a record of all complaints and concerns received (whether or not determined to have merit) to the Audit Committee quarterly.
The Audit Committee will evaluate any complaints or concerns received (including those reported to the committee on a quarterly basis and which the funds’ Secretary has previously determined to be without merit). If the Audit Committee requires additional information to evaluate any complaint or concern, it may conduct an investigation, including interviews of persons believed to have relevant information. The Audit Committee may, in its discretion,

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assume responsibility for directing or conducting any investigation or may delegate such responsibility to another person or entity.
After its evaluation of the complaint or concern, the Audit Committee will authorize such follow-up actions, if any, as deemed necessary and appropriate to address the substance of the complaint or concern. The funds reserve the right to take whatever action the Audit Committee believes appropriate, up to and including discharge of any employee deemed to have engaged in improper conduct.
Regardless of whether a complaint or concern is submitted anonymously, the Audit Committee will strive to keep all complaints and concerns and the identity of those who submit them and participate in any investigation as confidential as possible, limiting disclosure to those with a business need to know or as required by law or recommended by legal counsel.
No covered person shall penalize or retaliate against any other covered person for reporting a complaint or concern, unless it is determined that the complaint or concern was made with knowledge that it was false. The funds will not tolerate retaliation against any covered person for submitting, or for cooperating in the investigation of, a complaint or concern. Moreover, any such retaliation is unlawful and may result in criminal action. Any retaliation will warrant disciplinary action against the offending party, up to and including termination of employment.
John Hancock Advisers, LLC shall include this policy in its employee manual and shall distribute, at least annually, the policy to all of its employees.
The funds’ Secretary shall retain records of all complaints and concerns received, and the disposition thereof, for five years.
D. Notification of Others
At any time during an evaluation or investigation of a complaint or concern, the chair of the Audit Committee may notify the funds’ CCO or any other party with a need to know of the receipt of a complaint or concern and/or the progress or results of any review and/or investigation of a complaint or concern. The chair of the Audit Committee may provide such level of detail as may be necessary to allow the appropriate consideration by such parties in light of the funds’ ongoing obligations, including, but not limited to, disclosure obligations or any required officer certifications.

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Attachment 2
AUDIT AND COMPLIANCE COMMITTEE REPORT
The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.
The Audit and Compliance Committee has reviewed and discussed with the Funds’ management and PricewaterhouseCoopers the audited financial statements of the Funds contained in the Annual Report on Form N-CSR for the 2008 fiscal year. The Audit and Compliance Committee has also discussed with PricewaterhouseCoopers the matters required to be discussed pursuant to SAS No. 61 (Codification of Statements on Auditing Standards, AU Section 380), which includes, among other items, matters related to the conduct of the audit of the Funds’ financial statements.
The Audit and Compliance Committee has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit and Compliance Committees) and has discussed with PricewaterhouseCoopers its independence from the Funds.
Based on the review and discussions referred to above, the Audit and Compliance Committee recommended to the Board of Trustees that the audited financial statements be included in each Fund’s Annual Report on Form N-CSR for filing with the Securities and Exchange Commission.
Submitted by the Audit and Compliance Committee
John A. Moore, Chairman
Charles L. Ladner
Patti McGill Peterson

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Attachment 3
JOHN HANCOCK FUNDS
NOMINATING, GOVERNANCE AND ADMINISTRATION COMMITTEE CHARTER
A. Composition. The Nominating, Governance and Administration Committee (the “Committee”) shall be composed entirely of Trustees who are “independent” as defined in the rules of the New York Stock Exchange (“NYSE”) or any other exchange, as applicable, and are not “interested persons” as defined in the Investment Company Act of 1940 of any of the funds, or of any fund’s investment adviser or principal underwriter (the “Independent Trustees”) who are designated for membership from time to time by the Board of Trustees. The Chairman of the Board shall be a member of the Committee.
B. Overview. The overall charter of the Committee is to make determinations and recommendations to the Board on issues related to the composition and operation of the Board and corporate governance matters applicable to the Independent Trustees, as well as issues related to complex-wide matters and practices designed to facilitate uniformity and administration of the Board’s oversight of the funds, and to discharge such additional duties, responsibilities and functions as are delegated to it from time to time.
C. Specific Responsibilities. The Committee shall have the following duties and powers, to be exercised at such times and in such manner as the Committee shall deem necessary or appropriate:
1. To consider and determine nominations of individuals to serve as Trustees.
2. To consider, as it deems necessary or appropriate, the criteria for persons to fill existing or newly created Trustee vacancies. The Committee shall use the criteria and principles set forth in Annex A to guide its Trustee selection process.
3. To consider and determine the amount of compensation to be paid by the funds to the Independent Trustees, including incremental amounts, if any, payable to Committee Chairmen, and to address compensation-related matters. The Chairman of the Board has been granted the authority to approve special compensation to Independent Trustees in recognition of any significant amount of additional time and service to the funds required of them, subject to ratification of any such special compensation by the Committee at the next regular meeting of the Committee.
4. To consider and determine the duties and compensation of the Chairman of the Board.
5. To consider and recommend changes to the Board regarding the size, structure, and composition of the Board.
6. To evaluate, from time to time, and determine changes to the retirement policies for the Independent Trustees, as appropriate.
7. To develop and recommend to the Board, if deemed desirable, guidelines for corporate governance (“Corporate Governance Guidelines”) for the funds that take into account the rules of the NYSE and any applicable law or regulation, and to periodically review and assess the Corporate Governance Guidelines and recommend any proposed changes to the Board for approval.
8. To monitor all expenditures and practices of the Board or the Committees or the Independent Trustees not otherwise incurred and/or monitored by a particular Committee, including, but not limited to: D&O insurance and fidelity bond coverage and costs; association dues, including Investment Company Institute membership dues; meeting expenditures and policies relating to reimbursement of travel expenses and expenses associated with offsite meetings; expenses and policies associated with Trustee attendance at educational or informational conferences; and publication expenses.
9. To consider, evaluate and make recommendations and necessary findings regarding independent legal counsel and any other advisers, experts or consultants, that may be engaged by the Board of Trustees, by the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940 of any of the funds or any fund’s investment adviser or principal underwriter, or by the Committee, from time to time, other than as may be engaged directly by another Committee.

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10. To periodically review the Board’s committee structure and the charters of the Board’s committees, and recommend to the Board of Trustees changes to the committee structure and charters as it deems appropriate.
11. To coordinate and administer an annual self-evaluation of the Board, which will include, at a minimum, a review of its effectiveness in overseeing the number of funds in the fund complex and the effectiveness of its committee structure.
12. To report its activities to Board of Trustees and to make such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate.
D. Additional Responsibilities. The Committee will also perform other tasks assigned to it from time to time by the Chairman of the Board or by the Board of Trustees, and will report findings and recommendations to the Board of Trustees, as appropriate.
E. Governance. One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling meetings or reviewing and approving the schedule for them, preparing agendas or reviewing and approving them before meetings, and making reports to the Board of Trustees, as appropriate.
F. Miscellaneous. The Committee shall meet as often as it deems appropriate, with or without management, as circumstances require. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other advisers, experts or consultants, at the funds’ expense, as it determines necessary to carry out its duties. The Committee shall have direct access to such officers of and service providers to the funds as it deems desirable.
G. Evaluation. At least annually, the Committee shall evaluate its own performance, including whether the Committee is meeting frequently enough to discharge its responsibilities appropriately.
H. Review. The Committee shall review this Charter periodically and recommend such changes to the Board of Trustees as it deems desirable.
Last revised: December 9, 2008

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ANNEX A
General Criteria
1. Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.
2. Nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the funds and should be willing and able to contribute positively to the decision-making process of the funds.
3. Nominees should have a commitment to understand the funds, and the responsibilities of a trustee/director of an investment company and to regularly attend and participate in meetings of the Board and its committees.
4. Nominees should have the ability to understand the sometimes conflicting interests of the various constituencies of the funds, including shareholders and the management company, and to act in the interests of all shareholders.
5. Nominees should not have, nor appear to have, a conflict of interest that would impair their ability to represent the interests of all the shareholders and to fulfill the responsibilities of a director/trustee.
Application of Criteria to Existing Trustees
The renomination of existing Trustees should not be viewed as automatic, but should be based on continuing qualification under the criteria set forth above. In addition, the Nominating, Governance and Administration Committee (the “Committee”) shall consider the existing Trustee’s performance on the Board and any committee.
Review of Shareholder Nominations
Any shareholder nomination must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934 in order to be considered by the Committee. In evaluating a nominee recommended by a shareholder, the Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder’s candidate among the slate of its designated nominees, the candidate’s name will be placed on the funds’ proxy card. If the Board determines not to include such candidate among its designated nominees, and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder’s candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the funds’ proxy statement.
As long as an existing Independent Trustee continues, in the opinion of the Committee, to satisfy the criteria listed above, the Committee generally would favor the re-nomination of an existing Trustee rather than a new candidate. Consequently, while the Committee will consider nominees recommended by shareholders to serve as trustees, the Committee may only act upon such recommendations if there is a vacancy on the Board, or the Committee determines that the selection of a new or additional Trustee is in the best interests of the fund. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Committee. The Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

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Attachment 4
New Form of Advisory Agreement
     Advisory Agreement dated                                                              , 2009, between John Hancock                                         , a Massachusetts business trust (the “Fund”), and John Hancock Advisers, LLC, a Delaware limited liability company (“JHA” or the “Adviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:
1. APPOINTMENT OF ADVISER
     The Fund hereby appoints JHA, subject to the supervision of the Trustees of the Fund and the terms of this Agreement, as the investment adviser for the Fund. The Adviser accepts such appointment and agrees to render the services and to assume the obligations set forth in this Agreement commencing on its effective date. The Adviser will be an independent contractor and will have no authority to act for or represent the Fund in any way or otherwise be deemed an agent unless expressly authorized in this Agreement or another writing by the Fund and the Adviser.
2. DUTIES OF THE ADVISER
a.	Subject to the general supervision of the Trustees of the Fund and the terms of this Agreement, the Adviser will at its own expense, except as noted below, select and contract with investment subadvisers (“Subadvisers”) to manage the investments and determine the composition of the assets of the Fund; provided, that any contract with a Subadviser (a “Subadvisory Agreement”) shall be in compliance with and approved as required by the Investment Company Act of 1940, as amended (the “1940 Act”), except for such exemptions therefrom as may be granted to the Fund or the Adviser. Subject always to the direction and control of the Trustees of the Fund, the Adviser will monitor each Subadviser’s management of the Fund’s investment operations in accordance with the investment objectives and related investment policies, as set forth in the registration statement with the Securities and Exchange Commission of the Fund under the management of such Subadviser, and review and report to the Trustees of the Fund on the performance of such Subadviser.
b.	The Adviser shall furnish to the Fund the following:
i.	Office and Other Facilities. — The Adviser shall furnish to the Fund office space in the offices of the Adviser or in such other place as may be agreed upon by the parties hereto from time to time, and all necessary office facilities and equipment;

ii.	Trustees and Officers. — The Adviser agrees to permit individuals who are directors, officers or employees of the Adviser to serve (if duly elected or appointed) as Trustees or President of the Fund without remuneration from or other cost to the Fund.

iii.	Investment Personnel. — The Adviser shall furnish to the Fund, at the Fund’s expense, any other personnel necessary for the oversight and/or conduct of the investment operations of the Fund. For the elimination of doubt, however, the Adviser shall not be obligated to furnish to the Fund pursuant to this Agreement personnel for the performance of functions: (a) related to and to be performed under any other separate contract from time-to-time in effect between the Fund and the Adviser or another party for legal, accounting, administrative and other any other non-investment related services; (b) related to and to be performed under the Fund contract for custodial, bookkeeping, transfer and dividend disbursing agency services by the bank or other financial institution selected to perform such services; or (c) related to the investment subadvisory services to be provided by any Subadviser pursuant to a Subadvisory Agreement.

iv.	Reports to Fund. — The Adviser shall furnish to, or place at the disposal of, the Fund such information, reports, valuations, analyses and opinions as the Fund may, at any time or from time to time, reasonably request or as the Adviser may deem helpful to the Fund, provided that the expenses associated with any such materials furnished by the Adviser at the request of the Fund shall be borne by the Fund.
c.	In addition to negotiating and contracting with Subadvisers as set forth in section (2)(a) of this Agreement and providing facilities, personnel and services as set forth in section (2)(b), the Adviser will pay the compensation of the President and Trustees of the Fund who are also directors, officers or employees of the Adviser or its affiliates.
d.	The Adviser may elect to manage the investments and determine the composition of the assets of the Fund, subject to the approval of the Trustees of the Fund. In the event of such election, the Adviser, subject always to the direction and control of the Trustees of the Fund, will manage the investments and determine the composition of the assets of the Fund in accordance with the Fund’s registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Fund, the Adviser:
i.	will obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Fund or are under consideration for inclusion in the Fund;

ii.	will formulate and implement a continuous investment program for the Fund consistent with the investment objectives and related investment policies for the Fund as described in the Fund’s registration statement, as amended;

iii.	will take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

iv.	will regularly report to the Trustees of the Fund with respect to the implementation of these investment programs;

v.	will provide assistance to the Fund’s Custodian regarding the fair value of securities held by the Fund for which market quotations are not readily available;

vi.	will furnish, at its expense: (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully; and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Fund (excluding any such services that are the subject of a separate agreement as may from time to time be in effect between the Fund and the Adviser or another party);

vii.	will select brokers and dealers to effect all transactions subject to the following conditions: the Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable; the Adviser is directed at all times to seek to execute brokerage transactions for the Fund in accordance with such policies or practices as may be established by the Trustees and described in the Fund’s registration statement as amended; the Adviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Adviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Adviser’s overall responsibilities with respect to accounts managed by the Adviser; and the Adviser may use for the benefit of its other clients, or make available to companies affiliated with the Adviser for the benefit of such companies or their clients, any such brokerage and research services that the Adviser obtains from brokers or dealers;

viii.	to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, on occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Adviser, aggregate the securities to be purchased or sold to attempt to obtain a

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more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner the Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients;

ix.	will maintain all accounts, books and records with respect to the Fund as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and the rules thereunder; and

x.	will vote all proxies received in connection with securities held by the Fund.
3. EXPENSES ASSUMED BY THE FUND
     The Fund will pay all expenses of its organization, operations and business not specifically assumed or agreed to be paid by the Adviser, as provided in this Agreement, or by a Subadviser, as provided in a Subadvisory Agreement. Without limiting the generality of the foregoing, in addition to certain expenses described in section 2 above, the Fund shall pay or arrange for the payment of the following:
a.	Edgarization, Printing and Mailing. — Costs of edgarization, printing and mailing (i) all registration statements (including all amendments thereto) and prospectuses/statements of additional information (including all supplements thereto), all annual, semiannual and periodic reports to shareholders of the Fund, regulatory authorities or others, (ii) all notices and proxy solicitation materials furnished to shareholders of the Fund or regulatory authorities and (iii) all tax returns;
b.	Compensation of Officers and Trustees. — Compensation of the officers and Trustees of the Fund (other than persons serving as President or Trustee of the Fund who are also directors, officers or employees of the Adviser or its affiliates);
c.	Registration and Filing Fees. — Registration, filing, blue-sky and other fees in connection with requirements of regulatory authorities, including, without limitation, all fees and expenses of registering and maintaining the registration of the Fund under the 1940 Act and the registration of the Fund’s shares under the Securities Act of 1933, as amended;
d.	Custodial Services. — The charges and expenses of the custodian appointed by the Fund for custodial services;
e.	Accounting Fees. — The charges and expenses of the independent accountants retained by the Fund;
f.	Legal, Accounting and Administrative Services. — The charges and expenses of the Adviser or any other party pursuant to any separate contract with the Fund from time to time in effect with respect to the provision of legal services (including registering and qualifying Fund shares with regulatory authorities), as well as accounting, administrative and any other non-investment related services.
g.	Transfer, Bookkeeping and Dividend Disbursing Agents. — The charges and expenses of any transfer, bookkeeping and dividend disbursing agents appointed by the Fund;
h.	Commissions. — Broker’s commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;
i.	Taxes. — Taxes and corporate fees payable by the Fund to federal, state or other governmental agencies and the expenses incurred in the preparation of all tax returns;
j.	Stock Certificates. — The cost of stock certificates, if any, representing shares of the Fund;
k.	Membership Dues. — Association membership dues, as explicitly approved by the Trustees;

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l.	Insurance Premiums. — Insurance premiums for fidelity, errors and omissions, directors and officers and other coverage;
m.	Shareholders and Trustees Meetings. — Expenses of shareholders and Trustees meetings;
n.	Pricing. — Pricing of the Fund’s shares, including the cost of any equipment or services used for obtaining price quotations and valuing Fund portfolio investments;
o. Interest. — Interest on borrowings;
p.	Communication Equipment. — All charges for equipment or services used for communication between the Adviser or the Fund and the custodian, transfer agent or any other agent selected by the Fund; and
q.	Nonrecurring and Extraordinary Expense. — Such nonrecurring expenses as may arise, including the costs of actions, suits, or proceedings to which the Fund is, or is threatened to be made, a party and the expenses the Fund may incur as a result of its legal obligation to provide indemnification to its Trustees, officers, agents and shareholders.
4. COMPENSATION OF ADVISER
     Subject to the provisions of section 2(d) of this Agreement, the Adviser shall be entitled to a fee, paid daily, at such annual percentage rates, as specified in Appendix A to this Agreement, of the average daily managed assets of the Fund.
     “Managed assets” means the total assets of the Fund (including all assets attributable to any form of investment leverage that may be outstanding) minus the sum of accrued liabilities (other than any liabilities relating to any form of investment leverage). For the elimination of doubt, and without limiting the generality of the foregoing, liabilities with respect to borrowings used for investment leverage, the principle amount of any debt securities issued by the Fund, and/or the liquidation preference of any preferred shares issued by the Fund shall not be deducted from total assets for purposes of determining managed assets. The parties hereto distinguish between “traditional investment leverage,” such as bank debt and preferred share issuance, and “notional leverage,” such as leverage that results from certain transactions, such as selling securities short or engaging in reverse repurchase agreements. The parties hereto understand the term “investment leverage” in the definition to refer to “traditional investment leverage” and not to “notional leverage.”
5. NON-EXCLUSIVITY
     The services of the Adviser to the Fund are not to be deemed to be exclusive, and the Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that the directors, officers and employees of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees or employees of any other firm or corporation, including other investment companies.
6. SUPPLEMENTAL ARRANGEMENTS
     The Adviser may enter into arrangements with other persons affiliated with the Adviser to better enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Adviser.
7. CONFLICTS OF INTEREST
     It is understood that Trustees, officers, agents and shareholders of the Fund are or may be interested in the Adviser as directors, officers, stockholders, or otherwise; that directors, officers, agents and stockholders of the Adviser are or may be interested in the Fund as Trustees, officers, shareholders or otherwise; that the Adviser may be interested in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions

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hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Fund or the organizational documents of the Adviser or by specific provision of applicable law.
8. REGULATION
     The Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.
9. DURATION AND TERMINATION OF AGREEMENT
     This Agreement shall become effective on the later of (i) its execution and (ii) the date of the meeting of the shareholders of the Fund, at which meeting this Agreement is approved by the vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Fund or by the vote of a majority of the outstanding voting securities of the Fund provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Fund who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective if a majority of the outstanding voting securities of the Fund votes to approve the Agreement or its continuance.
     Following the effectiveness of the Agreement, if the Agreement terminates because the shareholders of the Fund fail to provide any requisite approval under the 1940 Act for the continued effectiveness of the Agreement, the Adviser will continue to act as investment adviser with respect to the Fund pending the required approval of the Agreement or its continuance or of a new contract with the Adviser or a different adviser or other definitive action; provided, that the compensation received by the Adviser in respect of the Fund during such period will be no more than its actual costs incurred in furnishing investment advisory and management services to the Fund or the amount it would have received under the Agreement in respect of the Fund, whichever is less.
     This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Fund, by the vote of a majority of the outstanding voting securities of the Fund, on sixty days’ written notice to the Adviser, or by the Adviser on sixty days’ written notice to the Fund. This Agreement will automatically terminate, without payment of any penalty, in the event of its “assignment” (as defined in the 1940 Act).
10. PROVISION OF CERTAIN INFORMATION BY ADVISER.
     The Adviser will promptly notify the Fund in writing of the occurrence of any of the following:
a.	the Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;
b.	the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund; and
c.	the chief executive officer or managing member of the Adviser or the portfolio manager of the Fund changes.
11. AMENDMENTS TO THE AGREEMENT
     This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the outstanding voting securities of the Fund and by the vote of a majority of the Trustees of the Fund who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective if a majority of the outstanding voting securities of the Fund vote to approve the amendment.

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12. ENTIRE AGREEMENT
     This Agreement contains the entire understanding and agreement of the parties.
13. HEADINGS
     The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.
14. NOTICES
     All notices required to be given pursuant to this Agreement shall he delivered or mailed to the last known business address of the Fund or Adviser in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this section.
15. SEVERABILITY
Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.
16. GOVERNING LAW
     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the 1940 Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the 1944 Act, the latter shall control.
17. NAME OF THE FUND
     The Fund may use the name “John Hancock” or any name or names derived from or similar to the names “John Hancock Investment Management Services, LLC,” “John Hancock Life Insurance Company” or “John Hancock Financial Services, Inc.” only for so long as this Agreement remains in effect as to the Fund. At such time as this Agreement shall no longer be in effect as to the Fund, the Fund will (to the extent it lawfully can) cease to use such a name or any other name indicating that the Fund is advised by or otherwise connected with the Adviser. The Fund acknowledges that it has adopted the name John Hancock                                          through permission of John Hancock Life Insurance Company, a Massachusetts insurance company, and agrees that John Hancock Life Insurance Company reserves to itself and any successor to its business the right to grant the non-exclusive right to use the name “John Hancock” or any similar name or names to any other corporation or entity, including but not limited to any investment company of which John Hancock Life Insurance Company or any subsidiary or affiliate thereof shall be the investment adviser.
18. LIMITATION OF LIABILITY UNDER THE DECLARATION OF TRUST
     The Declaration of Trust establishing the Fund, dated                                          ,                      , a copy of which, together with all amendments thereto (the “Declaration”), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that no Trustee, shareholder, officer, employee or agent of the Fund shall be subject to any personal liability in connection with Fund property or the affairs of the Fund and that all persons should shall look solely to the Fund property for satisfaction of claims of any nature arising in connection with the affairs of the Fund.
19. LIABILITY OF THE ADVISER
     In the absence of (a) willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, (b) reckless disregard by the Adviser of its obligations and duties hereunder, or

9

(c) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund.
20. INDEMNIFICATION
a.	To the fullest extent permitted by applicable law, the Fund shall indemnify the Adviser, its affiliates and the officers, directors, employees and agents of the Adviser and its affiliates (each an “indemnitee”) against any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit relating to the Fund and not resulting from the willful misfeasance, bad faith, gross negligence, or reckless disregard of the indemnitee in the performance of the obligations and duties of the indenmitee’s office. The federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing in this Agreement will waive or limit any rights that the Fund may have under those laws. An indemnitee will not confess any claim or settle or make any compromise in any instance in which the Fund will be asked to provide indemnification, except with the Fund’s prior written consent. Any amounts payable by the Fund under this section shall be satisfied only against the assets of the Fund.
b.	Any indemnification or advancement of expenses made in accordance with this section shall not prevent the recovery from any indemnitee of any amount if the indemnitee subsequently is determined in a final judicial decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to the indemnification to be liable to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office.
c.	The rights of indemnification provided in this section shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this section shall affect the power of the Fund to purchase and maintain liability insurance on behalf of the Adviser or any indemnitee.
     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK
By:
Name
Title

JOHN HANCOCK ADVISERS, LLC

By:
Name
Title

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Attachment 5
Evaluation by Each Board of Agreements under Proposals Two and Three
At its meeting on December 8-9, 2008, each Board, including all the Independent Trustees, approved:
(a) the proposed new form of Advisory Agreement for all of the funds, as described in Proposal Two; and
(b) the proposed new Subadvisory Agreement between the Adviser and Analytic with respect to Tax-Advantaged Dividend, as described in Proposal Three.
Each Board, including the Independent Trustees, is responsible for selecting a fund’s investment adviser, approving the Adviser’s selection of fund subadvisers and approving that fund’s advisory and subadvisory agreements, their periodic continuation and any amendments.
Consistent with SEC rules, a Board regularly evaluates a fund’s advisory and subadvisory arrangements, including consideration of the factors listed below. A Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. Each Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, a Board is assisted by counsel for a fund and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by a Board are:
•	the nature, extent and quality of the services to be provided by the Adviser or subadviser, as the case may be, to the funds;
•	the investment performance of the funds;
•	the extent to which economies of scale would be realized as a fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the fund;
•	the costs of the services to be provided and the profits to be realized by the Adviser (including any subadvisers affiliated with the Adviser) and its affiliates from the Adviser’s relationship with a fund; and
•	comparative services rendered and comparative advisory fee rates.
Except as discussed in the next paragraph regarding the Subadvisory Agreement, each Board believes that information relating to all these factors is relevant to its evaluation of a fund’s advisory agreements.
With respect to its evaluation of the Subadvisory Agreement with Analytic, which is not affiliated with the Adviser, the Board of Tax-Advantaged Dividend believes that the costs of the services to be provided and the profits to be realized by Analytic generally are not a material factor in the Board’s consideration of the Subadvisory Agreement because such fees are paid by the Adviser and not by the fund and the Board relies on the ability of the Adviser to negotiate the subadvisory fees at arm’s-length. In evaluating subadvisory arrangements, the Board also considers other material business relationships that unaffiliated subadvisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain subadvisers in the distribution of financial products, including shares of the funds, offered by the Adviser and other affiliates of the Adviser.
At its meeting on June 10, 2008, each Board approved the annual continuation of the Advisory Agreements with respect to each relevant fund and considered each of the factors listed above. With respect to Preferred Income, Preferred Income II and Preferred Income III, a discussion of the basis of the Board’s approval of the Advisory Agreements and its consideration of such factors at that meeting is included in the shareholder report for the six months ended July 31, 2008. With respect to Tax Advantaged Global, a discussion of the basis of the Board’s approval of the Advisory Agreements and its consideration of such factors at that meeting is included in the shareholder report for the six months ended October 31, 2008. With respect to Tax Advantaged Dividend, a discussion of the basis of the Board’s approval of the Advisory Agreements and its consideration of such factors at that meeting is included in the shareholder report for the six months ended December 31, 2008. A copy of the relevant report may be obtained by calling 1-800-225-5291 (TDD — 1-800-554-6713) or by writing to the relevant fund at 601 Congress Street, Boston, Massachusetts 02210, Attn.: Gordon M. Shone.
In approving the proposed new form of Advisory Agreement at the December 8-9, 2008 meeting, each Board determined that it was appropriate to rely upon its recent consideration at its June 10, 2008 meeting of such factors as: fund performance; the realization of economies of scale; profitability of the Advisory Agreement to the Adviser; and comparative advisory fee rates (as well as its conclusions with respect to those factors). Each Board noted that it had, at the June 10, 2008 meeting, concluded that these factors, taken as a whole, supported the continuation of the Advisory Agreement. Each Board, at the December 8-9, 2008 meeting, revisited particular factors to the extent relevant to the proposed new form of Agreement. In particular, each Board noted the skill and competency of the Adviser in its past management of each fund’s affairs and subadvisory relationships, the qualifications of the Adviser’s personnel who perform services for each fund, including those who served as officers of each fund, and the high level and quality of services that the Adviser may reasonably be expected to continue to provide the funds and concluded that the Adviser may reasonably be expected to perform its services ably under the proposed new form of Advisory Agreement. Each Board also took into consideration the extensive analysis and efforts undertaken by a working group comprised by a subset of the Board’s Independent Trustees, which met several times, both with management representatives and separately, to evaluate the proposals described herein, prior to the Board’s December 8-9, 2008 meeting. Each Board considered with respect to Proposal Two the differences between the current and proposed new form of Advisory Agreement, as described in the proxy statement, and agreed that the new Advisory Agreement structure would more clearly delineate the Adviser’s duties under each agreement by separating the Adviser’s administrative functions from its advisory functions. The enhanced delineation is expected to facilitate oversight of the Adviser’s advisory and administrative activities without leading to any material increase in either fund’s overall expense ratios.

Attachment 6
Additional Information About the Adviser and the Advisory Agreements
     The information set forth below regarding the Adviser and the Advisory Agreements should be read in conjunction with the discussion of Proposal Two in the proxy statement.
Prior Approvals of the Advisory Agreements
     Each fund currently has an Advisory Agreement with the John Hancock Advisers, LLC (the “Adviser”). These Advisory Agreements were most recently approved by the Boards on June 10, 2008 in connection with their annual continuance. This table states the date that an Advisory Agreement became effective as to each fund, and the date of the Agreement’s most recent approval by shareholders.

Fund	Effective Date	Most Recent Shareholder Approval
Preferred Income	August 22, 2002	August 22, 2002

Preferred Income II	November 29, 2002	November 29, 2002

Preferred Income III	June 19, 2003	June 19, 2003

Tax-Advantaged Dividend	February 27, 2004	February 27, 2004

Tax-Advantaged Global	August 16, 2007	August 16, 2007
Management and Control of the Adviser
     JHA is a Delaware limited liability company having its principal offices at 601 Congress Street, Boston, Massachusetts 02210. JHA is a wholly owned subsidiary of John Hancock Financial Services, Inc., which in turn is a subsidiary of Manulife Financial Corporation. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The following table sets forth the principal executive officers and directors of the Adviser and their principal occupations. The business address of each such person is 601 Congress Street, Boston, Massachusetts 02210.

Position with each
Name	Position with JHA	Fund	Principal Occupation
James R. Boyle	Chairman, Director	Trustee	President, JHLICO (U.S.A.)

Keith F. Hartstein	President, Chief Executive Officer and Director	President and Chief Executive Officer	President and Chief Executive Officer, JHA

John G. Vrysen	Executive Vice President, Chief Operating Officer and Director	Chief Operating Officer	Executive Vice President and Chief Operating Officer, JHA

John J. Danello	Senior Vice President	Vice President, Law	Senior Vice President, JHA

Bruce Speca	Chief Investment Officer	Senior Vice President, Investments	Chief Investment Officer, JHA

Jeffrey H. Long	Chief Financial Officer	None	Chief Financial Officer, JHA

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Position with each
Name	Position with JHA	Fund	Principal Occupation
Francis V. Knox	Chief Compliance Officer	Chief Compliance Officer*	Chief Compliance Officer, John Hancock Financial Services

Thomas M. Kinzler	Chief Legal Counsel	Secretary and Chief Legal Officer	Chief Legal Counsel, JHA
     The Adviser pays a subadvisory fee to each fund’s subadviser, MFC Global Investment Management (U.S.), LLC, out of the advisory fee that the Adviser receives from that fund. This subadviser is an affiliate of the Adviser.
Advisory Fees for the Most Recent Fiscal Year
     The following table shows the amount of advisory fees that each fund paid to the Adviser during the fund’s most recent fiscal year or period, as the case may be.

	Fiscal Year and (for
	Preferred Income III,
Fund	Fiscal Period)	Amount of Advisory Fees
Preferred Income	July 31, 2008	$4,876,725
Preferred Income II	July 31, 2008	$4,006,601
Preferred Income III	May 31, 2008;	$5,509,667
	July 31, 2008	$827,527
Tax-Advantaged Dividend	October 31, 2008	$7,245,239
Tax-Advantaged Global	October 31, 2008	$1,553,370

*	Mr. Knox has been appointed each fund’s Chief Compliance Officer by the Trustees, including a majority of the Independent Trustees.

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Attachment 7
Advisory Fee Schedules and Comparable Funds Managed by the Adviser
Advisory Agreement Compensation Provisions
     The following are the relevant provisions from the funds’ investment advisory agreements regarding compensation payable to the Adviser.
Preferred Income
     COMPENSATION OF THE ADVISER. For all services to be rendered and expenses paid or assumed by the Adviser as herein provided, the Adviser shall be entitled to a fee, paid daily, at an annual rate equal to 0.75% of the average daily managed asset value of the Trust.
     “Managed assets” means the total assets of the Trust (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than liabilities representing financial leverage). The liquidation preference of any preferred shares is not a liability. The “average daily managed assets” of the Trust shall be determined on the basis set forth in the Trust’s Prospectus or otherwise consistent with the 1940 Act and the regulations promulgated thereunder.
     Notwithstanding the forgoing, the Adviser agrees that for the following calendar years, the Adviser will limit its fees under this Agreement to the following percentages of the Trust’s average daily-managed assets:

Year	Effective Advisory Fee After Waiver
Until August 22, 2007	0.55%
August 22, 2007 until August 20, 2008	0.60%
August 22, 2008 until August 20, 2009	0.65%
August 22, 2009 until August 20, 2010	0.70%
     In addition, the Adviser may agree not to impose all or a portion of its fee (in advance of the time its fee would otherwise accrue) and/or undertake to make any other payments or arrangements necessary to limit the Trust’s expenses to any level the Adviser may specify. Any fee reduction or undertaking shall constitute a binding modification of this Agreement while it is in effect but may be discontinued or modified prospectively by the Adviser at any time.
Preferred Income II
     COMPENSATION OF THE ADVISER. For all services to be rendered and expenses paid or assumed by the Adviser as herein provided, the Adviser shall be entitled to a fee, paid daily, at an annual rate equal to 0.75% of the average daily managed asset value of the Trust.
     “Managed assets” means the total assets of the Trust (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than liabilities representing financial leverage). The liquidation preference of any preferred shares is not a liability. The “average daily managed assets” of the Trust shall be determined on the basis set forth in the Trust’s Prospectus or otherwise consistent with the 1940 Act and the regulations promulgated thereunder.
     Notwithstanding the forgoing, the Adviser agrees that for the following calendar years, the Adviser will limit its fees under this Agreement to the following percentages of the Trust’s average daily-managed assets;

Year	Effective Advisory Fee After Waiver
Until November 28, 2007	0.55%
November 29, 2007 until November 28, 2008	0.60%
November 29, 2008 until November 28, 2009	0.65%
November 29, 2009 until November 28, 2010	0.70%
     In addition, the Adviser may agree not to impose all or a portion of its fee (in advance of the time its fee would otherwise accrue) and/or undertake to make any other payments or arrangements necessary to limit the Trust’s expenses to any level the Adviser may specify. Any fee reduction or undertaking shall constitute a binding modification of this Agreement while it is in effect but may be discontinued or modified prospectively by the Adviser at any time.
Preferred Income III
     COMPENSATION OF THE ADVISER. For all services to be rendered and expenses paid or assumed by the Adviser as herein provided, the Adviser shall be entitled to a fee, paid daily, at an annual rate equal to 0.75% of the average daily managed asset value of the Trust.
     “Managed assets” means the total assets of the Trust (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than liabilities representing financial leverage). The liquidation preference of any preferred shares is not a liability. The “average daily managed assets” of the Trust shall be determined on the basis set forth in the Trust’s Prospectus or otherwise consistent with the 1940 Act and the regulations promulgated thereunder.
     Notwithstanding the forgoing, the Adviser agrees that for the following calendar years, the Adviser will limit its fees under this Agreement to the following percentages of the Trust’s average daily-managed assets:

Year	Effective Advisory Fee After Waiver
Until June 18, 2008	0.55%
June 19, 2008 until June 18, 2009	0.60%
June 19, 2009 until June 18, 2010	0.65%
June 19, 2010 until June 18, 2011	0.70%
     In addition, the Adviser may agree not to impose all or a portion of its fee (in advance of the time its fee would otherwise accrue) and/or undertake to make any other payments or arrangements necessary to limit the Trust’s expenses to any level the Adviser may specify. Any fee reduction or undertaking shall constitute a binding modification of this Agreement while it is in effect but may be discontinued or modified prospectively by the Adviser at any time.
Tax-Advantaged Dividend
     COMPENSATION OF THE ADVISER. For all services to be rendered and expenses paid or assumed by the Adviser as herein provided, the Adviser shall be entitled to a fee, paid daily, at an annual rate equal to 0.75% of the average daily managed asset value of the Fund.
     “Managed assets” means the total assets of the Fund (including, any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than liabilities representing financial leverage). The liquidation preference of any preferred shares is not a liability. The “average daily managed assets” of the Fund shall be determined on the basis set forth in the Fund’s Prospectus or otherwise consistent with the 1940 Act and the rules and regulations promulgated thereunder.
     Notwithstanding the foregoing, the Adviser agrees that for the following calendar years, the Adviser will limit its fees under this Agreement to the following percentages of the Fund’s average daily managed assets:

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Year	Effective Advisory Fee After Waiver
Until February 26, 2009	0.55%
February 27, 2009 until February 26, 2010	0.60%
February 27, 2010 until February 26, 2011	0.65%
February 27, 2011 until February 26, 2012	0.70%
     In addition, the Adviser may agree not to impose all or a portion of its fee (in advance of the time its fee would otherwise accrue) and/or undertake to make any other payments or arrangements necessary to limit the Fund’s expenses to any level the Adviser may specify. Any fee reduction or undertaking shall constitute a binding modification of this Agreement while it is in effect but may be discontinued or modified prospectively by the Adviser at any time.
Tax-Advantaged Global
Annual Investment Advisory Fee
     For the services, payments and facilities to be furnished hereunder by the Adviser, the Adviser shall be entitled to receive from the Fund compensation in an amount equal to 1.00% annually of the average daily gross assets of the Fund. For these purposes, “gross assets” of the Fund means total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility/commercial paper program or other forms of borrowings or the issuance debt securities), (ii) the issuance of preferred shares or other similar preference securities, and/or (iii) any other means.
Information Concerning Comparable Funds
     As shown below, certain funds in this proxy statement have similar investment objectives and policies. Information regarding the funds’ advisory fee rates is listed above. Except as noted, other than the groups of funds shown below, the Adviser does not manage other funds with the same investment objectives and policies.
     Preferred Income Funds — the following funds seek to provide a high level of current income, consistent with preservation of capital. The table shows each such fund’s managed assets as of September 30, 2008, and indicates whether the Adviser has waived its fees or reimbursed the fund’s expenses during the past fiscal year.

Fund	Managed Assets as of 9-30-08	Waivers or Reimbursements

Preferred Income	$504,178,677
Preferred Income II	$413,189,680
Preferred Income III	$552,376,051
     The following table provides information about other funds, apart from the funds listed above, managed by the Adviser that have the same investment objectives and policies as the preferred income funds listed above, as well as the size of each such fund, the fee rate payable to the Adviser, and whether the adviser has agreed to waive or reduce a portion of its fee.

		Fee rate
	Managed assets	(as a percentage of average
Comparable Fund	as of 9-30-08(a)	managed assets)(b)

John Hancock Patriot Premium Dividend Fund II	$505,188,168	0.75% (a)(b)

(a)	Includes assets attributable to leverage.

(b)	The Adviser has contractually agreed to limit [the/each] fund’s management fee to the following: 0.55% of the fund’s average daily managed assets until the fifth anniversary of the fund’s operations, 0.60% of such assets in the sixth year, 0.65% of such assets in the seventh year, and 0.70% of such assets in the eighth year. After the eighth year, the adviser will no longer waive a portion of the management fee.

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     Tax-Advantaged Funds — the following funds seek to provide a high level of after-tax total return from dividend income and capital appreciation. The table shows each such fund’s managed assets as of December 31, 2008, and indicates whether the Adviser has waived its fees or reimbursed the fund’s expenses during the past fiscal year.

Fund	Managed Assets as of 9-30-08	Waivers or Reimbursements

Tax-Advantaged Dividend	$813,634,009
Tax-Advantaged Global	$135,321,215

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Attachment 8
Additional Information About Analytic and the Subadvisory Agreement
     The information set forth below regarding the Subadviser and the Subadvisory Agreement should be read in conjunction with the discussion of Proposal 3 in the proxy statement.
Management and Control of the Subadviser
     The Adviser has engaged Analytic to be responsible for formulating and implementing Tax-Advantaged Dividend’s Options Strategy. Analytic is a Delaware limited liability company having its principal offices at 555 West Fifth Street, 50th Floor, Los Angeles, CA 90013. It is an indirect, wholly-owned subsidiary of Old Mutual plc, a multi-national financial services firm headquartered in London. The Subadviser is registered as an investment adviser under the Advisers Act. The following table sets forth the principal executive officers and managers of the Subadviser. No principal executive officer or manager of the Subadviser has a position with the fund. The business address of each such person is 555 West Fifth Street, 50th Floor, Los Angeles, California 90013.

Name	Position with Analytic
Roger Glen Clarke	Manager (Chairman)
Marie Natashi Arlt	Manager, Treasurer, Vice President and Chief Compliance Officer
Harindra De Silva	Manager and President
Amy Christine Stueve	Chief Compliance Officer
Thomas Moynihan Turpin	Manager
Information Concerning Comparable Funds
     Tax Advantaged Global, for which Analytic currently serves as a subadviser, as well as Tax-Advantaged Divided, each seeks to provide a high level of after-tax total return from dividend income and capital appreciation. The table shows each such fund’s managed assets as of September 30, 2008, and indicates whether the Adviser has waived its fees or reimbursed the fund’s expenses during the past fiscal year. Information regarding the funds’ advisory fee rates is listed above.

Fund	Managed Assets as of 9-30-08	Waivers or Reimbursements

Tax-Advantaged Dividend	$813,634,009
Tax-Advantaged Global	$135,321,215

Attachment 9
Subadvisory Agreement
JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND
Form of Investment Sub-Advisory Agreement
     AGREEMENT made this                      day of                                          , 2009, between John Hancock Advisers, LLC, a Delaware limited liability company (the “Adviser”), and Analytic Investors, Inc., a California corporation, (the “Sub-Adviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:
1. APPOINTMENT OF SUB-ADVISER
     The Adviser hereby appoints the Sub-Adviser to act as the investment adviser for and to manage the investment and reinvestment of the assets of the John Hancock Tax-Advantaged Dividend Income Fund (the “Trust”) related to the Trust’s Option Strategy as described in the Prospectus (the “Option Strategy”) on the terms set forth in this Agreement. The Sub-Adviser hereby accepts such appointment and agrees to furnish the services set forth herein for the compensation herein provided. The Sub-Adviser shall not be responsible for aspects of the Trust’s investment program other than its Option Strategy, including without limitation purchases and sales of investments other than options, selection of brokers to conduct such purchases and sales of investments other than options and compliance with investment policies and restrictions other than those specifically relating to the Option Strategy and proxy voting. The Sub-Adviser shall not be responsible for filing claims or taking any other action regarding securities class actions or other lawsuits or rights involving the Trust or securities held or formerly held by the Trust, or the acts or omissions of the Adviser or any other sub-adviser that do not relate to the Option Strategy, except the Sub-Adviser shall promptly notify the Trust in writing if the Sub-Adviser receives information relating to such claims, class actions or other lawsuits. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Trust or the Adviser in any way except as expressly authorized in this Agreement or in another writing by the Trust and the Adviser.
2. SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE TRUST
a.	Subject to the oversight and supervision of the Trust’s Board of Trustees (the “Board”) and the Adviser, and subject to the other provisions of this Agreement, the Sub-Adviser will provide a continuous investment program relating to the Trust’s Option Strategy. Subject to approval of the Board and notice to the Sub-Adviser, the Adviser, or any of its affiliates, retains complete authority immediately to assume direct responsibility for any function delegated to the Sub-Adviser under this Agreement. Subject to the foregoing, the Sub-Adviser will provide options investment research and conduct a continuous program of options evaluation, investment, sales and reinvestment of the Trust’s assets by determining the options strategy that the Trust shall pursue, including which options shall be purchased, entered into, sold, closed or exchanged for the Trust, when these transactions should be executed, and, consulting with the Adviser and any other sub-adviser to the Trust, regarding the portion of the assets of the Trust against which options will be written. The Sub-Adviser will provide the services under this Agreement in accordance with the Trust’s investment objective or objectives, policies, and restrictions as stated in the Trust’s Registration Statement filed with the Securities and Exchange Commission (“SEC”), as amended (the “Registration Statement”) as they relate to the Option Strategy, copies of which shall be sent to the Sub-Adviser by the Adviser prior to the commencement of this Agreement and promptly following any such amendment. In addition, the Adviser has furnished, or will cause to be furnished (or shall, as such documents become available or are amended, promptly furnish or cause to be furnished) to the Sub-Adviser copies of each of the following:
i.	The Trust’s Agreement and Declaration of Trust and all amendments thereto (such agreement, as presently in effect and as it shall from time to time be amended, is herein called the “Agreement and Declaration of Trust”);

ii.	The Trust’s by-laws and all amendments thereto (such By-laws, as presently in effect and as they shall from time to time be amended, are herein called the “By-Laws);

iii.	Resolutions of the Trust’s Board of Trustees (the “Trustees”) authorizing the appointment of the Adviser as the investment manager and Sub-Adviser as investment sub-adviser and approving the Investment Advisory Agreement and this Agreement;

iv.	The Trust’s Registration Statement or Statements on Form N-2 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (“Investment Company Act”), including all exhibits thereto, and all pre- and post-effective amendments thereto;

v.	The Trust’s most recent prospectus (such prospectus as presently in effect, and all amendments and supplements thereto are herein called the “Prospectus”);

vi.	The Trust’s most recent statement of additional information (such statement of additional information, as currently in effect, and all amendments and supplements thereto are herein called the “Statement of Additional Information”); and

vii.	The Investment Advisory Agreement.
     The Adviser and the Sub-Adviser further agree that in fulfilling its obligations, the Sub-Adviser will:
i.	formulate and implement a continuous investment program relating to the Trust’s Option Strategy consistent with the investment objectives and related investment policies for the Trust as described in the Trust’s Registration Statement;

ii.	regularly consult with the Adviser and any other sub-adviser of the Trust for purposes of coordinating the Trust’s overall investment strategy;

iii.	take whatever reasonable steps are necessary to implement these investment programs by the purchase or sale of options including the placing of orders for such purchases and sales;

iv.	regularly report to the Board with respect to the implementation of the Option Strategy, at such times as the Adviser may reasonably request; and

v.	in connection with any purchase and sale of options for the Trust related to the implementation of the Option Strategy, the Sub-Adviser will arrange for the transmission to the custodian for the Trust (the “Custodian”) on a daily basis such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify options to be purchased or sold on behalf of the Trust, as may be reasonably necessary to enable the Custodian to perform its administrative and recordkeeping responsibilities with respect to the Trust. With respect to options to be settled through the Trust’s Custodian, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such options trades to the Trust’s Custodian;

vi.	The Sub-Adviser will assist the Custodian in determining or confirming, consistent with the procedures and policies stated in the Registration Statement or adopted by the Board, the market value of any options or other assets of the Trust for which the Sub-Adviser is responsible and for which the Custodian seeks assistance from or identifies for review by the Sub-Adviser; provided that the Sub-Adviser shall provide recommendations in good faith, consistent with the procedures and policies stated in the Registration Statement or adopted by the Board, concerning the fair value of the Trust’s portfolio of options for which the Sub-Adviser is responsible and shall obtain at its own expense pricing services for the Trust’s portfolio of options to be approved by the Trust, which approval shall not be unreasonably withheld. The parties acknowledge that the Sub-Adviser is not a custodian of the Trust’s assets and will not take possession or custody of such assets. The

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parties further acknowledge and agree that the Board and the Fund are ultimately responsible for determining when assets of the Trust should be fair valued and for making fair value determinations, which may be based on input from the Sub-Adviser and others.
b.	The Sub-Adviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the Sub-Adviser’s implementation of the Option Strategy for the Trust.
c.	The Sub-Adviser is authorized to make decisions to buy and sell options for the Trust’s portfolio, and to select broker-dealers and to negotiate brokerage commission rates in effecting option transactions. The Sub-Adviser’s primary consideration in effecting an option transaction will be to seek to obtain the best execution for the Trust, taking into account the factors specified in the Prospectus and/or Statement of Additional Information. Accordingly, the price to the Trust in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered. In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, the Sub-adviser may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) provided by that broker-dealer to the Trust and/or other accounts serviced by the Sub-adviser. The Sub-adviser is authorized to pay a broker-dealer who provides such brokerage and research services an amount of commission for executing a portfolio transaction for the Trust which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if, but only if, the Sub-adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of either that particular transaction or in terms of the Sub-adviser’s overall responsibilities with respect to the accounts over which the Sub-adviser exercises investment discretion. The Sub-Adviser will consult with the Adviser to ensure that portfolio transactions on behalf of the Trust are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Adviser. To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Trust to an affiliated broker-dealer. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the standards, and the Sub-Adviser will report on said allocation regularly to the Trust’s Board indicating the broker-dealers to which such allocations have been made and the basis therefor.
d.	On occasions when the Sub-Adviser deems the purchase or sale of an option to be in the best interest of the Trust as well as other clients of the Sub-Adviser, the Sub-Adviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the options to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the options so purchased or sold, as well as the allocation of expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to its other clients.
e.	The Sub-Adviser will maintain, with respect to its activities on behalf of the Fund, all accounts, books and records with respect to the Option Strategy as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”) and the rules thereunder.
3. COMPENSATION OF SUB-ADVISER
     For the services provided to the Trust, the Adviser will pay the Sub-Adviser an annual fee equal to the amount specified in Schedule A hereto, payable monthly in arrears on the last business day of each month. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. The Adviser is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Adviser. The Trust shall have no liability for the Sub-Adviser’s fee hereunder.

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4. LIABILITY OF SUB-ADVISER
     Neither the Sub-Adviser nor any of its directors, officers, employees, shareholders, partners, or agents shall be liable to the Adviser or the Trust for any error of judgment or mistake of law or for any loss suffered by the Adviser or Trust in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of the Sub-Adviser under this Agreement by the Sub-Adviser or any of its directors, officers, employees, shareholders, partners, or agents. The Sub-Adviser will not be liable for the any acts or omissions made on behalf of the Trust that are not made by the Sub-Adviser, nor any of its directors, officers, employees, shareholders, partners, or agents and which are not duties the Sub-Adviser is responsible for under this Agreement.
5. REGULATION
     The Sub-Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material, which any such body by reason of this Agreement may require pursuant to applicable laws and regulations.
6. CONFLICTS OF INTEREST
     It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Sub-Adviser as trustees, officers, partners or otherwise; that employees, agents and partners of the Sub-Adviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Sub-Adviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the articles of incorporation of the Sub-Adviser, respectively, or by specific provision of applicable law.
7. DURATION AND TERMINATION OF AGREEMENT
     This Agreement shall become effective with respect to the Trust on the later of (i) its execution and (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below. The Agreement will continue in effect for a period more than two years from the date of its effectiveness only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of the Trust, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of (i) the Agreement or (ii) of any continuance of the Agreement shall be effective with respect to the Trust if a majority of the outstanding voting securities of that Trust votes to approve the Agreement or its continuance. If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, the Sub-Adviser will continue to act as investment sub-adviser with respect to the Trust pending the required approval of the Agreement or its continuance or of a new contract with the Sub-Adviser or a different adviser or sub-adviser or other definitive action; provided, that the compensation received by the Sub-Adviser in respect of the Trust during such period is in compliance with Rule 15a-4 under the Investment Company Act.
     Notwithstanding the foregoing, this Agreement may be terminated: (a) by the Adviser at any time without payment of any penalty, upon 60 days’ prior written notice to the Sub-Adviser and the Trust, (b) at any time without payment of any penalty by the Trust, by the Trust’s Board or a majority of the outstanding voting securities of the Trust, upon 60 days’ prior written notice to the Adviser and the Sub-Adviser, (c) by the Sub-Adviser in the event of non-payment of the Sub-Adviser’s fee by the Adviser in accordance with Section 3 of this Agreement, upon notice to the Adviser and 30 days’ opportunity to cure during which period the Adviser fails to cure such non-payment, or (d) by the Sub-Adviser upon 90 days’ prior written notice to the Adviser unless the Trust or the Adviser requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Trust or Adviser not to exceed 90 additional days beyond the initial 90 days’ notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Adviser and the Trust, in the event either the Sub-Adviser (acting in good faith) or the Adviser ceases to be registered as an investment adviser under the Investment Advisers Act or otherwise becomes legally

4

incapable of providing investment management services pursuant to its respective contract with the Trust. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company Act). The foregoing shall not prevent a transfer of this Agreement by the Sub-Adviser in connection with any reorganization, merger or other transaction, provided that such transfer does not constitute an assignment (as defined in the Investment Company Act) provided that the Adviser is notified in writing at least 45 days in advance of such transfer.
8. PROVISION OF CERTAIN INFORMATION BY SUB-ADVISER
     The Sub-Adviser will promptly notify the Adviser in writing of the occurrence of any of the following events:
a.	the Sub-Adviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;
b.	the Sub-Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and
c.	any material change in actual control or management of the Sub-Adviser or any change in the principal portfolio manager of the Sub-Adviser with respect to the Trust.
9. SERVICES TO OTHER CLIENTS
     The Adviser understands, and has advised the Trust’s Board, that the Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or sub-adviser to other investment companies. Further, the Adviser understands, and has advised the Trust’s Board, that the Sub-Adviser and its affiliates may give advice and take action for its accounts, including investment companies, which is similar to or differs from advice given on the timing or nature of action taken for the Trust. The Sub-Adviser is not obligated to initiate transactions for the Trust in any investment, which the Sub-Adviser or its partners, affiliates or employees may purchase or sell for their own accounts or other clients.
10. AMENDMENTS TO THE AGREEMENT
     This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to the Trust if a majority of the outstanding voting securities of the Trust vote to approve the amendment.
11. ENTIRE AGREEMENT
     This Agreement contains the entire understanding and agreement of the parties.
12. HEADINGS
     The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.
13. NOTICES
     All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

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14. SEVERABILITY
     Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.
15. GOVERNING LAW
     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.
16. LIMITATION OF LIABILITY
     The Agreement and Declaration of Trust dated April 23, 2007, a copy of which, together with all amendments thereto (the “Declaration”), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name “John Hancock Tax-Advantaged Dividend Income Fund” refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust, but only the assets belonging to the Trust shall be liable.
17. CONFIDENTIALITY OF TRUST PORTFOLIO HOLDINGS
     The Sub-Adviser agrees to treat Trust portfolio holdings as confidential information in accordance with the Trust’s “Policy Regarding Disclosure of Portfolio Holdings,” as such policy may be amended from time to time, and to prohibit its employees from trading on any such confidential information.
18. USE OF NAME
     The Trust and the Adviser each agrees not to use the name “Analytic” or “Old Mutual” in any sales material without first presenting such document to the Sub-Adviser and/or Old Mutual and obtaining the applicable entity’s express consent prior to use. No press release that references Analytic or Old Mutual shall be issued with respect to the Trust without the prior consent of the Sub-Adviser and Old Mutual other than press releases in the ordinary course (such as dividend press releases). The Sub-Adviser agrees not to use the names, or any derivatives of the names “John Hancock,” “John Hancock Advisers, LLC,” “John Hancock Tax-Advantaged Dividend Income Fund” or the names of any such entities affiliates without first obtaining the applicable entity’s express, written consent prior to the use of such name. However, by execution of this Agreement, the Adviser hereby grants consent to Sub-Adviser and permits the disclosure of the Adviser’s identity on the Sub-Adviser’s Representative List of Clients.
19. COMPLIANCE
     Upon execution of this Agreement, the Sub-Adviser shall provide the Adviser with the Sub-Adviser’s written policies and procedures (“Compliance Policies”) as required by Rule 206(4)-7 under the Investment Advisers Act. Throughout the term of this Agreement, the Sub-Adviser shall promptly submit to the Adviser: (i) any material changes to the Compliance Policies, (ii) notification of the commencement of a regulatory examination of the Sub-Adviser relating to the Fund and documentation describing the results of any such examination and of any periodic testing of the Compliance Policies and (iii) notification of any material compliance matter that relates to the services provided by the Sub-Adviser to the Trust including but not limited to any material violation of the Compliance Policies or of the Sub-Adviser’s code of ethics and/or related code. Throughout the term of this Agreement, the Sub-Adviser shall provide the Adviser with any certifications, information and access to personnel and resources (including those resources that will permit testing of the Compliance Policies by the Adviser) that the Adviser may reasonably request to enable the Trust to comply with Rule 38a-1 under the Investment Company Act.
[THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK]

6

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK ADVISERS, LLC
By:
Name:
Title:

ANALYTIC INVESTORS, INC.
By:
Name:
Title:

7

SCHEDULE A
     Annual Investment Sub-Advisory Fee
The Adviser shall pay the Sub-Adviser a fee, computed daily and payable monthly in arrears, at an annual rate of [ %] of the Fund’s average daily managed assets. “Managed assets” means the total assets of the Fund (including all assets attributable to any form of investment leverage that may be outstanding) minus the sum of accrued liabilities (other than any liabilities relating to any form investment leverage). For the elimination of debt, and without limiting the generality of the foregoing, liabilities with respect to borrowings used for investment leverage, the principle amount of any debt securities issued by the Fund, and/or the liquidation preference of any preferred shares issued by the Fund shall not be deducted from total assets for purposes of determining managed assets.

8

Thank
You
for mailing
your proxy
card promptly!
PFDPX 2/09

Thank you
for mailing
your proxy
card promptly!
[John Hancock funds logo]

John Hancock(R)	John Hancock Funds
the future is yours	601 Congress Street
Boston, MA 02210-2805
1-800-852-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line
www.jhfunds.com
PFDPX 2/09
JOHN HANCOCK PREFERRED INCOME FUND
JOHN HANCOCK PREFERRED INCOME FUND II
JOHN HANCOCK PREFERRED INCOME FUND III
JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND
JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND
Joint Annual Meeting of Shareholders
April 14, 2009
     The undersigned shareholder of John Hancock Preferred Income Fund (“Preferred Income”), John Hancock Preferred Income Fund II (“Preferred Income II”), John Hancock Preferred Income Fund III (“Preferred Income III”), John Hancock Tax-Advantaged Dividend Income Fund (“Tax-Advantaged Dividend”) and/or John Hancock Tax-Advantaged Global Shareholder Yield Fund (“Tax-Advantaged Global”) (collectively the “Funds”) hereby appoints KEITH F. HARTSTEIN, GORDON M. SHONE and THOMAS M. KINZLER, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Joint Annual Meeting of Shareholders of the Funds to be held on Tuesday, April 14, 2009 at the offices of the Funds, 601 Congress Street, Boston, Massachusetts 02210, at 10:30 a.m., Eastern time, and at any and all adjournments thereof, in respect of all common shares of the Funds held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all powers the undersigned would possess if personally present. All proxies previously given by the undersigned in respect of said meeting are hereby revoked.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please complete, sign, date and return this proxy in the enclosed envelope as soon as possible. Please sign exactly as your name or names appear in the box on the reverse. When signing as Attorney, Executor, Administrator, Trustee or Guardian, please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

    Address Change/Comments (Mark the corresponding box on the reverse side)

[   ] Please Mark Here for Address Change or Comments SEE REVERSE SIDE

     THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES
1. Election of Trustees:
(01) Deborah C. Jackson
(02) Charles L. Ladner
(03) Stanley Martin
(04) John A. Moore
(05) Gregory A. Russo
(06) John G. Vrysen

	FOR ALL	WITHHOLD FOR ALL
	NOMINEES	NOMINEES	FOR ALL NOMINEES EXCEPT
Preferred Income	[ ]	[ ]	[ ]______
Preferred Income II	[ ]	[ ]	[ ]______
Preferred Income III	[ ]	[ ]	[ ]______
Tax-Advantaged Dividend	[ ]	[ ]	[ ]______
Tax-Advantaged Global	[ ]	[ ]	[ ]______

2. To adopt a new form of investment advisory agreement.

	FOR	AGAINST	ABSTAIN
Preferred Income	[ ]	[ ]	[ ]
Preferred Income II	[ ]	[ ]	[ ]
Preferred Income III	[ ]	[ ]	[ ]
Tax-Advantaged Dividend	[ ]	[ ]	[ ]
Tax-Advantaged Global	[ ]	[ ]	[ ]

3. To approve Analytic Investors, Inc. as a subadviser to Tax-Advantaged Dividend.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

JOHN HANCOCK PREFERRED INCOME FUND
JOHN HANCOCK PREFERRED INCOME FUND II
JOHN HANCOCK PREFERRED INCOME FUND III
JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND
JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND

Specify your vote by marking the appropriate spaces. If no specification is made, this proxy will be voted for the proposal in the proxy statement. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposal referred to and according to their best judgment as to any other matters which may properly come before the meeting.
Please be sure to sign and date this Proxy.
Signature:                                                     Date:                      Signature:                                           Date:

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Internet http://www.proxyvoting.com/hpi		Telephone 1-866-540-5760		Mail

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

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Welcome to the
John Hancock Preferred Income Fund
John Hancock Preferred Income Fund II
John Hancock Preferred Income Fund III
John Hancock Tax-Advantaged Dividend Income Fund
John Hancock Tax-Advantaged Global Shareholder Yield Fund
2009 Proxy Voting Site
Joint Annual Meeting of Shareholders
April 14, 2009
     The undersigned shareholder of John Hancock Preferred Income Fund (“Preferred Income”), John Hancock Preferred Income Fund II (“Preferred Income II”), John Hancock Preferred Income Fund III (“Preferred Income III”), John Hancock Tax-Advantaged Dividend Income Fund (“Tax-Advantaged Dividend”) and/or John Hancock Tax-Advantaged Global Shareholder Yield Fund (“Tax-Advantaged Global”) (collectively the “Funds”) hereby appoints KEITH F. HARTSTEIN, GORDON M. SHONE and THOMAS M. KINZLER, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Joint Annual Meeting of Shareholders of the Funds to be held on Tuesday, April 14, 2009 at the offices of the Funds, 601 Congress Street, Boston, Massachusetts 02210, at 10:30 a.m., Eastern time, and at any and all adjournments thereof, in respect of all common shares of the Funds held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all powers the undersigned would possess if personally present. All proxies previously given by the undersigned in respect of said meeting are hereby revoked.

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John Hancock	Mellon
JOHN HANCOCK FUNDS	Mellon Investor Services
A Mellon Financial Company

Welcome to the
John Hancock Preferred Income Fund
John Hancock Preferred Income Fund II
John Hancock Preferred Income Fund III
John Hancock Tax-Advantaged Dividend Income Fund
John Hancock Tax-Advantaged Global Shareholder Yield Fund
2009 Proxy Voting Site
Your Internet vote authorizes the Proxies to vote your shares in the same manner as if you marked, signed, and returned your Proxy Card.
The Board of Trustees recommends a vote FOR Proposals 1, 2 and 3.

Click Here To Vote As The Board Of Trustees Recommends

John Hancock	Mellon
JOHN HANCOCK FUNDS	Mellon Investor Services
A Mellon Financial Company
To Vote On This Proposal - Check The Boxes Below:

          The Board recommends a vote FOR Proposals 1, 2 and 3.

PROPOSAL 1
To elect the following nominees to serve as Trustees of the Fund:

Election of Trustees:
(01) Deborah C. Jackson
(02) Charles L. Ladner
(03) Stanley Martin
(04) John A. Moore
(05) Gregory A. Russo
(06) John G. Vrysen

	FOR ALL	WITHHOLD FOR ALL
	NOMINEES	NOMINEES	FOR ALL NOMINEES EXCEPT
Preferred Income	[ ]	[ ]	[ ]______
Preferred Income II	[ ]	[ ]	[ ]______
Preferred Income III	[ ]	[ ]	[ ]______
Tax-Advantaged Dividend	[ ]	[ ]	[ ]______
Tax-Advantaged Global	[ ]	[ ]	[ ]______

PROPOSAL 2
To adopt a new form of investment advisory agreement.

	FOR	AGAINST	ABSTAIN
Preferred Income	[ ]	[ ]	[ ]
Preferred Income II	[ ]	[ ]	[ ]
Preferred Income III	[ ]	[ ]	[ ]
Tax-Advantaged Dividend	[ ]	[ ]	[ ]
Tax-Advantaged Global	[ ]	[ ]	[ ]

PROPOSAL 3
To approve Analytic Investors, Inc. as a subadviser to Tax-Advantaged Dividend.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting, or at any adjournment thereof.

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John Hancock	Mellon
JOHN HANCOCK FUNDS	Mellon Investor Services
A Mellon Financial Company

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